    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 26, 1995


                                         SECURITIES ACT REGISTRATION NO. 2-75128
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-3326
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        /X/

                          PRE-EFFECTIVE AMENDMENT NO.                        / /


                        POST-EFFECTIVE AMENDMENT NO. 20                      /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 21                             /X/

                        (Check appropriate box or boxes)
                            ------------------------

                          PRUDENTIAL EQUITY FUND, INC.
               (Exact name of registrant as specified in charter)

                               ONE SEAPORT PLAZA,
                            NEW YORK, NEW YORK 10292
              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 214-1250

                               S. JANE ROSE, ESQ.
                               ONE SEAPORT PLAZA
                            NEW YORK, NEW YORK 10292

               (Name and Address of Agent for Service of Process)

                 Approximate date of proposed public offering:

                   As soon as practicable after the effective
                      date of the Registration Statement.

             It is proposed that this filing will become effective
                            (check appropriate box):


                       / / immediately upon filing pursuant to paragraph (b)


                       / / on (date) pursuant to paragraph (b)


                       / / 60 days after filing pursuant to paragraph (a)(1)



                        /X/ on January 2, 1996 pursuant to paragraph (a)(1)


                        / / 75 days after filing pursuant to paragraph (a)(2)

                        / / on (date) pursuant to paragraph (a)(2) of Rule 485

                If appropriate, check the following box:

                       / / this post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment.

    Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has previously registered an indefinite number of shares of its Common Stock, par value $.01 per share. The Registrant filed a notice under such Rule for its fiscal year ended December 31, 1994 on February 28, 1995.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)

N-1A ITEM NO.                                    LOCATION
-----------------------------------------------  ----------------------------------
PART A
Item     1.  Cover Page........................  Cover Page
Item     2.  Synopsis..........................  Fund Expenses; Fund Highlights
Item     3.  Condensed Financial Information...  Fund Expenses; Financial
                                                 Highlights; How the Fund
                                                 Calculates Performance
Item     4.  General Description of
             Registrant........................  Cover Page; Fund Highlights; How
                                                 the Fund Invests; General
                                                 Information
Item     5.  Management of Fund................  Financial Highlights; How the Fund
                                                 is Managed; General Information
Item     6.  Capital Stock and Other
             Securities........................  Taxes, Dividends and
                                                 Distributions; General Information
Item     7.  Purchase of Securities Being
             Offered...........................  Shareholder Guide; How the Fund
                                                 Values its Shares
Item     8.  Redemption or Repurchase..........  Shareholder Guide; How the Fund
                                                 Values its Shares; General
                                                 Information
Item     9.  Pending Legal Proceedings.........  Not Applicable

PART B
Item    10.  Cover Page........................  Cover Page
Item    11.  Table of Contents.................  Table of Contents
Item    12.  General Information and History...  General Information and History
Item    13.  Investment Objectives and
             Policies..........................  Investment Objective and Policies;
                                                 Investment Restrictions
Item    14.  Management of the Fund............  Directors and Officers; Manager;
                                                 Distributor
Item    15.  Control Persons and Principal
             Holders of Securities.............  Not Applicable
Item    16.  Investment Advisory and Other
             Services..........................  Manager; Distributor; Custodian,
                                                 Transfer and Dividend Disbursing
                                                 Agent and Independent Accountants
Item    17.  Brokerage Allocation and Other
             Practices.........................  Portfolio Transactions and
                                                 Brokerage
Item    18.  Capital Stock and Other
             Securities........................  Not Applicable
Item    19.  Purchase, Redemption and Pricing
             of Securities Being Offered.......  Purchase and Redemption of Fund
                                                 Shares; Shareholder Investment
                                                 Account; Net Asset Value
Item    20.  Tax Status........................  Dividends, Distributions and Taxes
Item    21.  Underwriters......................  Distributor
Item    22.  Calculation of Performance Data...  Performance Information
Item    23.  Financial Statements..............  Financial Statements

PART C
        Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

Prudential Equity Fund, Inc.


                                 Class Z Shares

----------------------------------------------------


Prospectus dated January 2, 1996

----------------------------------------------------------------

Prudential Equity Fund, Inc. (the Fund) is an open-end, diversified management investment company whose investment objective is long-term growth of capital. The Fund will seek to achieve this objective by investing primarily in common stocks of major, established corporations which, in the opinion of its investment adviser, are believed to be in sound financial condition and to have prospects of price appreciation greater than broadly based stock indices. See "How the Fund Invests--Investment Objective and Policies."

The Fund's purchase and sale of put and call options and related short-term trading may result in a high portfolio turnover rate. These activities may be considered speculative and may result in higher risks and costs to the Fund. The Fund may buy and sell certain derivatives, including options on stock and stock indices, futures and options on futures, forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and options thereon pursuant to limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.


Class Z shares are offered exclusively for sale to the Trustee of the Prudential Securities 401(k) Plan, a defined contribution plan sponsored by Prudential Securities Incorporated (the PSI 401(k) Plan or the Plan). Only Class Z shares are offered through this Prospectus. The Fund also offers Class A, Class B and Class C shares through the attached Prospectus dated February 28, 1995 (the Retail Class Prospectus) which is a part hereof.



This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated February 28, 1995, which information is incorporated herein by reference (is legally considered to be a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE  ADVISED  TO  READ  THIS  PROSPECTUS  AND  RETAIN  IT  FOR  FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 FUND EXPENSES


Shareholder Transaction Expenses                     Class Z Shares
                                                 ----------------------
    Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price).....         None
    Maximum Sales Load or Deferred Sales Load
     Imposed on Reinvested Dividends.........             None
    Deferred Sales Load (as a percentage of
     original purchase price or redemption
     proceeds, whichever is lower)...........             None
    Redemption Fees..........................             None
    Exchange Fee.............................             None


Annual Fund Operating Expenses                      Class Z Shares*
(as a percentage of average net assets)          ----------------------
    Management Fees..........................               .47%
    12b-1 Fees...............................         None
    Other Expenses...........................               .28
                                                            ---
    Total Fund Operating Expenses............               .75%
                                                            ---
                                                            ---



Example                                                      1 Year      3 years     5 years     10 years
                                                             -------     -------     -------     ---------
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
    Class Z*...............................................    $  8        $ 24        $ 42           $93
The  above example  is based on  expenses expected  to have been  incurred if  Class Z shares  had been in existence throughout the  fiscal year  ended December 31,  1995. THE  EXAMPLE SHOULD NOT  BE CONSIDERED  A
REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
The  purpose of this table is to assist investors  in understanding the various costs and expenses that an investor in Class  Z shares  of the  Fund will bear,  whether directly  or indirectly.  For more  complete descriptions  of the various costs and expenses, see  "How the Fund is Managed." "Other Expenses" includes operating expenses of the Fund,  such as Directors' and professional  fees, registration fees, reports  to shareholders and transfer agency and custodian fees.

------------
   * Estimated based on expenses expected to have been incurred if Class Z shares had been in existence throughout the fiscal year ended December 31, 1995.

The following information supplements "How the Fund is Managed--Distributor" in the Retail Class Prospectus:



  Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund.



The following information supplements "How the Fund Values its Shares" in the Retail Class Prospectus:



  The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution and/or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution-related accrual differential among the classes.



The following information supplements "Taxes, Dividends and Distributions--Taxation of Shareholders" in the Retail Class Prospectus:



  As a qualified plan, the PSI 401(k) Plan generally pays no federal income tax. Individual participants in the Plan should consult Plan documents and their own tax advisers for information on the tax consequences associated with participating in the PSI 401(k) Plan.



    The per share dividends on Class Z shares will generally be higher than the per share dividends on Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution or service fee.



The following information replaces the information under "Shareholder Guide--How to Buy Shares of the Fund" and "Shareholder Guide--How to Sell Your Shares" in the Retail Class Prospectus:



  Class Z shares of the Fund are offered exclusively for sale to the Trustee of the PSI 401(k) Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at NAV without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases through the Plan will be for Class Z shares. Individual Plan participants should consult Plan documents for a description of the procedures and limitations applicable to the making or changing of investment choices. Copies of the Plan documents are available from the Prudential Securities Benefits Department at One Seaport Plaza, 33rd Floor, New York, New York 10292 or by calling (212) 214-7194.



    The average net asset value per share at which shares of the Fund are purchased or redeemed by the Plan for the accounts of individual Plan participants might be more or less than the net asset value per share prevailing at the time that such participants made their investment choices or made their contributions to the Plan.



The following information supplements "Shareholder Guide--How to Exchange Your Shares" in the Retail Class Prospectus:



  Effective as of the date of this Prospectus, Class A shares held through the PSI 401(k) Plan on behalf of participants will be automatically exchanged at relative net assest value for Class Z shares. You should contact the Prudential Securities Benefits Department about how to exchange your Class Z shares. See "How to Buy Shares of the Fund" above.



    The   information  above  also  supplements   the  information  under  "Fund
Highlights" in the Retail Class Prospectus as appropriate.

                          PRUDENTIAL EQUITY FUND, INC.
              SUPPLEMENT DATED JANUARY 2, 1996 TO PROSPECTUS DATED
                               FEBRUARY 28, 1995



    THE FOLLOWING INFORMATION SUPPLEMENTS "FINANCIAL HIGHLIGHTS" IN THE
PROSPECTUS:



                              FINANCIAL HIGHLIGHTS
           (for a share outstanding throughout the period indicated)
                     (Class A, Class B and Class C shares)



    The following financial highlights for Class A, Class B and Class C shares are unaudited. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class A, Class B and Class C share of common stock, respectively, outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information has been determined based on data contained in the financial statements.


--------------------------------------------------------------------------------
 1

FINANCIAL HIGHLIGHTS (UNAUDITED)                    PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------


                                                                   SIX MONTHS ENDED JUNE 30, 1995
                                                                   ------------------------------------
                                                                   CLASS A      CLASS B      CLASS C
                                                                   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............................   $  13.24     $  13.24     $  13.24
                                                                   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income............................................        .13          .08          .08
Net realized and unrealized gain (loss) on investment
 transactions....................................................       2.12         2.12         2.12
                                                                   ----------   ----------   ----------
  Total from investment operations...............................       2.25         2.20         2.20
                                                                   ----------   ----------   ----------
Net asset value, end of period...................................   $  15.49     $  15.44     $  15.44
                                                                   ----------   ----------   ----------
                                                                   ----------   ----------   ----------
TOTAL RETURN(B)..................................................      16.99%       16.62%       16.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..................................   $966,424    1$,861,908    $ 12,065
Average net assets (000).........................................   $757,402    1$,769,956    $  6,904
Ratios to average net assets:(a)
  Expenses, including distribution fees..........................        .92%        1.67%        1.67%
  Expenses, excluding distribution fees..........................        .67%         .67%         .67%
  Net investment income..........................................       1.92%        1.01%        1.14%
Portfolio turnover...............................................         10%          10%          10%

------------------------------
(a)  Annualized.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

    THE FOLLOWING INFORMATION SUPPLEMENTS "GENERAL INFORMATION--DESCRIPTION OF COMMON STOCK" IN THE PROSPECTUS:



    The Fund is authorized to offer one billion shares of common stock , $.01 par value per share, divided into four classes of shares, designated Class A, Class B, Class C and Class Z shares. Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service expenses (except for Class Z shares, which are not subject to any distribution and/or service fee), (ii) each class has exclusive voting rights with respect to its distribution and service plan, if any, and on any other matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to the Trustee of the Prudential Securities 401(k) Plan, a defined contribution plan sponsored by Prudential Securities. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fee. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. Currently, the Fund is offering four classes, designated Class A, Class B, Class C and Class Z shares.



    THE FOLLOWING INFORMATION FOR THE CLASS Z SHARES SUPPLEMENTS "HOW THE FUND CALCULATES PERFORMANCE" IN THE PROSPECTUS:



    The Fund will include performance data for each class of shares offered through the Prospectus in any advertisement or information including performance data of the Fund.

                          PRUDENTIAL EQUITY FUND, INC.
                      SUPPLEMENT DATED JANUARY 2, 1996 TO
                   STATEMENT OF ADDITIONAL INFORMATION DATED
                               FEBRUARY 28, 1995


    THE FOLLOWING INFORMATION SUPPLEMENTS "DIRECTORS AND OFFICERS" IN THE STATEMENT OF ADDITIONAL INFORMATION:


    As of October 13, 1995, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.



    As of October 13, 1995, there were no beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest.



    As of October 13, 1995, Prudential Securities was the record holder for other beneficial owners of 26,574,111 Class A shares (or 41% of the outstanding Class A shares), 82,802,545 Class B shares (or 49% of the outstanding Class B shares) and 853,431 Class C shares (or 78% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.


    THE FOLLOWING INFORMATION SUPPLEMENTS "DISTRIBUTOR" IN THE STATEMENT OF ADDITIONAL INFORMATION:

    Prudential Securities serves as the Distributor of Class Z shares and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund.

    THE FOLLOWING INFORMATION SUPPLEMENTS "PURCHASE AND REDEMPTION OF FUND SHARES" IN THE STATEMENT OF ADDITIONAL INFORMATION:


    Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are not subject to any sales or redemption charge and are offered exclusively for sale to the Trustee of the Prudential Securities 401(k) Plan, a defined contribution plan sponsored by Prudential Securities (the PSI 401(k) Plan). See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.



    Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service expenses (except for Class Z shares, which are not subject to any sales or redemption charge or distribution and/or service fee), (ii) each class has exclusive voting rights with respect to its distribution and service plan, if any, and on any other matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to the Trustee of the PSI 401(k) Plan. See "Distributor." Each class also has separate exchange privileges. See "Shareholder Investment Account--Exchange Privilege."


SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z** shares are sold at net asset value. Using the Fund's net asset value at June 30, 1995, the maximum offering price of the Fund's shares is as follows:



CLASS A
Net asset value and redemption price per Class A share...................  $   15.49
Maximum sales charge (5% of offering price)..............................        .82
                                                                           ---------
Offering price to public.................................................  $   16.31
                                                                           ---------
                                                                           ---------
CLASS B
Net asset value, offering price and redemption price per Class B
 share*..................................................................  $   15.44
                                                                           ---------
                                                                           ---------
CLASS C
Net asset value, offering price and redemption price per Class C
 share*..................................................................  $   15.44
                                                                           ---------
                                                                           ---------
CLASS Z
Net asset value, offering price and redemption price per Class Z
 share**.................................................................  $   15.44
                                                                           ---------
                                                                           ---------

------------------------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.
**   Class Z shares did not exist prior to January 2, 1996.

    THE FOLLOWING INFORMATION SUPPLEMENTS "SHAREHOLDER INVESTMENT
ACCOUNT--EXCHANGE PRIVILEGE" IN THE STATEMENT OF ADDITIONAL INFORMATION:

    CLASS Z. Class Z shares may be exchanged for Class Z shares of the funds listed below which participate in the PSI 401(k) Plan. No fee or sales load will be imposed upon the exchange.
       Prudential Allocation Fund
        (Balanced Portfolio)
       Prudential Equity Income Fund
       Prudential Global Fund, Inc.
       Prudential Government Income Fund, Inc.
       Prudential Government Securities Trust
        (Money Market Series)
       Prudential Growth Opportunity Fund, Inc.
       Prudential High Yield Fund, Inc.
       Prudential MoneyMart Assets, Inc.
       Prudential Multi-Sector Fund, Inc.
       Prudential Pacific Growth Fund, Inc.
       Prudential Utility Fund, Inc.

    THE FOLLOWING INFORMATION SUPPLEMENTS "PERFORMANCE INFORMATION" IN THE STATEMENT OF ADDITIONAL INFORMATION:

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.


    The average annual total return for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended June 30, 1995 was 16.5%, 13.4% and 13.6%, respectively. The average annual total return for Class B shares of the Fund for the one, five and ten year periods ended on June 30, 1995 were 16.7%, 13.6% and 16.3%, respectively. The average annual total return for Class C shares for the since inception (August 1, 1994) period ended June 30, 1995 was 15.6%. During these periods, no Class Z shares were outstanding.


    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.


    The aggregate total return for Class A shares for the one year, five year and since inception periods ended on June 30, 1995 was 22.6%, 142.0% and 110.0%, respectively. The aggregate total return for Class B shares for the one, five and ten year periods ended on June 30, 1995 was 21.7%, 90.2% and 278.8%, respectively. The aggregate total return for Class C shares since inception period ended June 30, 1995 was 16.6%. During these periods, no Class Z shares were outstanding.



    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The Fund's 30-day yields for the period ended June 30, 1995 were 1.58%, 0.93% and 0.93% for the Class A, Class B and Class C shares, respectively. During this period, no Class Z shares were outstanding.

(ICON)
Prudential
Equity
Fund,
Inc.

(ICON)
SEMI
ANNUAL
REPORT
June 30, 1995

Prudential Mutual Funds
Building Your Future
On Our StrengthSM   (LOGO)

Prudential Equity Fund, Inc.

Performance At A Glance.

U.S. stocks experienced one of their best six months in history during the first half of 1995. The Standard & Poor's 500 Index gained 20.2%, soaring to new highs on lower interest rates and rising corporate earnings. Your Fund gained about 17% in total return, performing in line with the average growth equity fund tracked by Lipper Analytical Services, Inc.


Cumulative Total Returns1                                        As of 6/30/95
                     Six          One         Five      Ten       Since
                    Months        Year        Years    Years     Inception
           Class A     17.0%      22.6%       97.8%     N/A         110.0%
           Class B     16.6       21.7        90.2     278.8%       644.4
           Class C     16.6        N/A         N/A       N/A         16.6
Lipper Growth Avg3     17.4       22.2        71.3     243.8        538.0


Average Annual Total Returns1                               As of 6/30/95
                               One             Five            Since
                               Year            Years          Inception2
                Class A        16.5%           13.4%            13.6%
                Class B        16.7            13.6             16.3
                Class C        N/A              N/A              N/A


Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management, Inc. and Lipper Analytical Services, Inc. The cumulative total returns do not take into account sales charges.

The Average Annual Total Returns do take into account applicable sales charges. The Fund charges a maximum front end sales load of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1%, for six years. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares a quarterly basis, after approximately seven years.

2Inception dates: 1/22/90, Class A; 3/15/82, Class B; 8/1/94, Class  C.

3These are the average returns of: 583 funds in the growth category for six months; 514 funds for one year; 229 funds for five years; 145 funds for 10 years; and 112 funds since inception, as determined by Lipper Analytical Services, Inc.

GRAPH

Source: Lipper Analytical Services, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns to show that 1995's returns (so far) are higher than normal. These returns assume the reinvestment of dividends.

Stock funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long term growth but may be more volatile than larger capitalization stocks. Investors receive higher historical total returns from stocks than from most other investments.

Bond funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes a good deal) and their returns are historically lower than those of stock funds.

Sector or specialty stock funds usually entail the greatest risks because they are not widely diversified. They are designed for sophisticated investors who can tolerate additional risk in exchange for higher potential rewards or losses.

Money market funds attempt to preserve a constant share value; they don't fluctuate much in price but their returns are generally among the lowest of the major investment categories.

Thomas R. Jackson, Fund Manager

(picture)

Portfolio
Manager's Report

The Prudential Equity Fund invests in stocks of major, established companies, primarily in the U.S. We employ a strict value investment style, looking for stocks whose prices seem too low given their underlying earnings, sales, cash flow or book value. In other words, the Fund looks for bargains in the current market. The Fund may invest up to 30% of its assets foreign securities, which are subject to currency fluctuations and political, social and economic risks.

Overview.
Tom is a strict "value" investor. He chooses stocks for the Fund's portfolio that are, in his view, temporarily low priced, given the company's perceived true worth. These are normally stocks of major. established corporations which have a sound financial foundation and prospects for price appreciation greater than the broadly based market.

1. Strategy Session.
4,000?
Been There,
Done That.

Many value investment opportunities presented themselves at the beginning of 1995, after U.S. stock prices had declined during the fourth quarter of 1994. Believing some stocks were simply too cheap not to own at those low levels, we began buying, reducing our cash position to 7% at year end 1994, the lowest level in almost two years. And we continued to find bargains in the first quarter.
The Dow Jones Industrial Average (DJIA) broke the 4,000 mark in February. The DJIA continued to surge higher during the first half of 1995, ending June 30 above 4,500.
The DJIA is an unmanaged weighted average of 30 of the largest industrial stocks traded on the New York Stock Exchange. Though it is less comprehensive than the broader S&P 500, it is a widely followed indicator of U.S. stock prices. With the averages at ever-higher valuations, we continue to look for fundamentally strong companies whose stocks seem underpriced. We are finding particularly good values today in finance and consumer durables, including autos and retailers. Approximately 40% of the Fund was invested in these areas as of June 30, 1995.

2. What Went Well.

Taking Cash to the Bank.
The Fund increased its holdings in finance stocks to 27% of the portfolio as of June 30, 1995. Finance stocks had been among the hardest hit by the rise in U.S. interest rates throughout 1994 and looked inexpensive to us.
Investing in finance paid off. As interest rates fell in the U.S. this year, finance stocks surged, becoming one of the strongest-performing sectors of the U.S. stock market. Strong holdings in this area included Chase Manhattan and Bank of New York, financial services companies American Express and Dean Witter Discover, and insurance company Chubb Corp. They all benefitted from increased profit margins resulting from lower interest rates.

Five Largest
Holdings*

4.5% Scott Paper
     Paper products.

3.3% Digital Equipment
     Commercial electronics.

2.9% Chrysler
      Automotive.

2.6% Baxter International
     Drugs & medical supplies.

2.3% Tandy Corp.
     Consumer electronics.

* Expressed as a percentage of total net assets.

3. And Not So Well.
Cash Was Not King.

Though the Fund did not have substantial cash levels throughout the first half of this year, any cash held back performance in such a strong stock market. The S&P 500, an unmanaged index, does not have any cash in its makeup. Consequently, few equity mutual funds performed better than the S&P 500 during the period.

Waiting on Autos
and Retailers.
We continue to seek undervalued retail and autos stocks with good long-term price appreciation potential. Unfortunately, auto and retail stocks did not perform as well over the past six months as we had hoped, hurt by consumers' fears of possible recession earlierthis year. We still find these stocks inexpensive with great price appreciation potential. Based on that confidence, we added to our position in Chrysler, Dillards Department Stores and K Mart, and began new positions in apparel maker Liz Claiborne and off-price retailer TJX Companies.

Expecting Chips to Dip.
Another move that may have held back the Fund's performance was our relatively smaller position in technology stocks and in consumer growth stocks such as foods and beverages. These kinds of stocks were among the strongest performers during the first half of 1995. At their high prices, though, they did not meet our value criteria.

4. Looking Ahead.
U.S. interest rates have fallen and corporate earnings remain strong. Despite the heady levels of the U.S. stock market, we remain optimistic that U.S. stocks have room to appreciate. Don't forget, though: the last six months comprised one of the best periods in U.S. stock market history, one not likely to be repeated anytime soon. More realistically, we believe that U.S. stocks should return to their historical norms of about 10% a year.
                                                                             1

President's Letter                                                July 31, 1995

PICTURE

Dear Shareholder:

You've probably noticed your shareholder report looks different this month. We've designed it to provide clear, concise and forthright information about your investment, its performance, risks and potential rewards. And, from time to time, I'll share some thoughts with you about the industry, mutual fund trends and how we're responding to them at Prudential Mutual Funds.

On The Hill
One recent trend we like is part of the "Contract with America." It's called the American Dream Savings Account and it was approved by the House of Representatives earlier in the year. The Senate has now taken up the proposal, which would improve the traditional Individual Retirement Account program by allowing higher non-working spouse contributions. The proposed law would also allow tax-free and penalty-free withdrawals from the account before age 59 1/2, for certain expenses. Prudential Mutual Funds supports the proposal and we urge you to share your opinion about it with your Senator. You can reach your Senator's office by calling 202-224-3121.

In Closing
One final note: if you're a Class B shareholder, you'll begin noticing a change on your statements once you've held your shares for seven years. At that time they will automatically begin to convert to Class A shares on a quarterly basis. Since Class A shares carry lower annual distribution charges than Class B shares, your total returns will automatically rise after the conversion. Conversions started earlier this year and will occur each calendar quarter -- beginning in December, 1995, they'll take place every March, June, September and December.

I hope you'll find this information useful as you work with your financial advisor or registered representative to develop your personal investment plan. Thank you for choosing Prudential Mutual Funds for your mutual fund investment.

Sincerely,



Richard A. Redeker
President

Portfolio of Investments as
of June 30, 1995 (Unaudited)     PRUDENTIAL EQUITY FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
    ------------------------------------------------------------
LONG-TERM INVESTMENTS--88.2%
COMMON STOCKS--87.3%
    ------------------------------------------------------------
Aerospace/Defense--3.7%
  338,714   Lockheed Corp.                       $    21,381,321
  870,000   Loral Corp.                               45,022,500
  500,000   United Technologies Corp.                 39,062,500
                                                 ---------------
                                                     105,466,321
------------------------------------------------------------
Automobiles & Trucks--4.1%
1,700,000   Chrysler Corp.                            81,387,500
  600,000   General Motors Corp.                      28,125,000
  404,800   Navistar International Corp.(a)            6,122,600
                                                 ---------------
                                                     115,635,100
------------------------------------------------------------
Banks & Financial Services--15.1%
1,800,000   American Express Co.                      63,225,000
  800,000   American General Corp.                    27,000,000
  700,000   Bank of New York Co., Inc.                28,262,500
  500,000   BankAmerica Corp.                         26,312,500
  250,000   Bankers Trust New York Corp.              15,500,000
  600,000   Chase Manhattan Corp.                     28,200,000
  900,000   Comerica, Inc.                            28,912,500
1,300,000   Dean Witter Discover & Co.                61,100,000
  177,000   First America Bank Corp.                   6,571,125
1,000,000   Great Western Financial Corp.             20,625,000
  800,000   Lehman Brothers Holdings, Inc.            17,500,000
  292,505   Mellon Bank Corp.                         12,175,521
  256,500   Mercantile Bankshares Corp.                5,771,250
  345,600   Morgan (J.P.) & Co., Inc.                 24,235,200
  500,000   NationsBank Corp.                         26,812,500
  225,000   Republic New York Corp.                   12,600,000
  600,000   Salomon, Inc.                             24,075,000
                                                 ---------------
                                                     428,878,096
------------------------------------------------------------
Chemicals--1.5%
  555,500   IMC Fertilizer Group, Inc.                30,066,438
  500,000   Wellman, Inc.                             13,687,500
                                                 ---------------
                                                      43,753,938
Commercial Services--0.4%
  600,000   AAR Corp.                            $    10,725,000
------------------------------------------------------------
Computer Hardware--6.4%
2,432,100   Amdahl Corp.                              27,057,112
  800,000   Comdisco, Inc.                            24,300,000
2,300,000   Digital Equipment Corp.(a)                93,725,000
  412,900   Gerber Scientific, Inc.                    6,916,075
  300,000   International Business Machines
              Corp.                                   28,800,000
                                                 ---------------
                                                     180,798,187
------------------------------------------------------------
Construction & Housing--0.5%
  550,000   Centex Corp.                              15,537,500
------------------------------------------------------------
Diversified Consumer Products--4.7%
  400,000   Eastman Kodak Co.                         24,250,000
  750,000   Gibson Greetings, Inc.                    10,031,250
  500,000   Loews Corp.                               60,500,000
1,400,000   RJR Nabisco Holdings Corp.                39,025,000
                                                 ---------------
                                                     133,806,250
------------------------------------------------------------
Drugs & Medical Supplies--3.1%
2,000,000   Baxter International, Inc.                72,750,000
  400,000   Upjohn Co.                                15,150,000
                                                 ---------------
                                                      87,900,000
------------------------------------------------------------
Electric Power--0.8%
  170,000   American Electric Power, Inc.              5,971,250
  570,000   General Public Utilities Corp.            16,957,500
                                                 ---------------
                                                      22,928,750

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                             3

Portfolio of Investments as
of June 30, 1995 (Unaudited)     PRUDENTIAL EQUITY FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
    ------------------------------------------------------------
Electronics--0.6%
   15,000   Harris Computer Systems, Inc.        $       206,250
  300,000   Harris Corp.                              15,487,500
                                                 ---------------
                                                      15,693,750
------------------------------------------------------------
Energy Equipment & Services--0.7%
  500,000   BJ Services Co.(a)                        11,375,000
1,300,000   Noram Energy Corp.                         8,450,000
                                                 ---------------
                                                      19,825,000
------------------------------------------------------------
Forest Products--6.3%
  400,000   International Paper Co.                   34,300,000
  550,000   James River Corp. of Virginia             15,193,750
  125,000   Rayonier Timberlands, L.P.                 4,437,500
2,534,100   Scott Paper Co.                          125,437,950
                                                 ---------------
                                                     179,369,200
------------------------------------------------------------
Hospitals & Other Healthcare Providers--3.0%
  400,000   Columbia Healthcare Corp.                 17,300,000
1,000,000   Foundation Health Corp.(a)                27,000,000
2,937,874   Tenet Healthcare Corp.                    42,231,939
                                                 ---------------
                                                      86,531,939
------------------------------------------------------------
Insurance--10.2%
1,000,000   Alexander & Alexander Services,
              Inc.                                    23,875,000
  600,000   Chubb Corp.                               48,075,000
  700,000   Citizens Corp.                            11,462,500
  406,600   Emphesys Financial Group, Inc.             9,605,925
1,132,700   First Colony Corp.                        27,184,800
  900,828   Old Republic International Corp.          23,534,131
  255,500   Providian Corp.                            9,261,875
  700,000   SAFECO Corp.                              40,206,250
  350,000   St. Paul Companies, Inc.                  17,237,500
1,300,000   The Equitable Companies Inc.              27,137,500
  800,000   Travelers Corp.                           35,000,000
1,461,900   Western National Corp.                    18,091,013
                                                 ---------------
                                                     290,671,494
Non-Ferrous Metals--2.7%
  250,000   Alumax, Inc.(a)                      $     7,781,250
  600,000   Aluminum Company of America               30,075,000
  122,750   AMAX Gold, Inc.                              675,125
1,293,000   Cyprus Minerals Co.                       36,850,500
                                                 ---------------
                                                      75,381,875
------------------------------------------------------------
Oil & Gas Exploration/Production--6.1%
  300,000   Amerada Hess Corp.                        14,662,500
  200,000   Atlantic Richfield Co.                    21,950,000
1,100,000   Occidental Petroleum Corp.                25,162,500
1,500,000   Oryx Energy Co.                           20,625,000
1,541,030   Societe Nationale Elf Aquitaine,
              ADR (France)                            57,403,367
  717,640   Total SA, ADR (France)(a)                 21,708,610
  504,400   Union Texas Petroleum Holdings,
              Inc.                                    10,655,450
                                                 ---------------
                                                     172,167,427
------------------------------------------------------------
Retail--9.5%
  119,700   Dayton-Hudson Corp.                        8,588,475
1,642,900   Dillard Department Stores, Inc.           48,260,187
  700,000   Federated Department Stores,
              Inc.(a)                                 18,025,000
3,500,000   KMart Corp.                               51,187,500
1,000,000   Liz Claiborne, Inc.                       21,250,000
  500,000   Petrie Stores Corp.                        3,375,000
1,207,500   TJX Companies, Inc.                       15,999,375
  750,000   Toys ``R'' Us, Inc.(a)                    21,937,500
1,273,800   Tandy Corp.                               66,078,375
1,100,000   Waban, Inc.(a)                            16,362,500
                                                 ---------------
                                                     271,063,912
------------------------------------------------------------
Specialty Chemicals--0.9%
  388,200   Eastman Chemical Co.(a)                   23,097,900
  100,000   Witco Corp.                                3,225,000
                                                 ---------------
                                                      26,322,900
------------------------------------------------------------
Steel--0.8%
  500,000   Bethlehem Steel Corp.(a)                   8,125,000
  776,500   Birmingham Steel Corp.                    14,365,250
                                                 ---------------
                                                      22,490,250

--------------------------------------------------------------------------------
4                                           See Notes to Financial Statements.

PRUDENTIAL EQUITY FUND, INC.
Portfolio of Investments as of June 30, 1995 (Unaudited)
------------------------------------------------------------

Shares      Description                     Value (Note 1)
    ------------------------------------------------------------
Telecommunications--4.9%
  400,000   ITT Corp.                            $    47,000,000
1,446,500   Sprint Corp.                              48,638,563
1,100,000   Telefonica de Espana, S.A., ADR
              (Spain)                                 42,625,000
                                                 ---------------
                                                     138,263,563
------------------------------------------------------------
Transportation--1.3%
1,000,000   OMI Corp.                                  6,625,000
  550,000   Overseas Shipholding Group, Inc.          11,412,500
1,200,000   Southern Pacific Rail Corp.               18,900,000
                                                 ---------------
                                                      36,937,500
                                                 ---------------
            Total common stocks
              (cost $1,931,333,231)                2,480,147,952
                                                 ---------------
PREFERRED STOCK--0.9%
    ------------------------------------------------------------
4,000,000   RJR Nabisco Holdings Corp.
              Conv. Pfd. Stock
              (cost $25,999,617)                      24,500,000
                                                 ---------------
            Total long-term investments
              (cost $1,957,332,848)                2,504,647,952
                                                 ---------------
Principal
Amount
(000)
SHORT-TERM INVESTMENT--10.6%
------------------------------------------------------------
Repurchase Agreement
$ 300,249   Joint Repurchase Agreement
              Account,
              6.12%, due 7/3/95
              (cost $300,249,000; Note 5)            300,249,000
------------------------------------------------------------
Total Investments--98.8%
            (cost $2,257,581,848; Note 4)          2,804,896,952
            Other assets in excess of
              liabilities--1.2%                       35,500,082
                                                 ---------------
            Net Assets--100%                     $ 2,840,397,034
                                                 ---------------
                                                 ---------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                             5

Statement of Assets and Liabilities (Unaudited)    PRUDENTIAL EQUITY FUND, INC.
-------------------------------------------------------------------------------

ASSETS                                                                                                            June 30, 1995
Investments, at value (cost $2,257,581,848).................................................................      $2,804,896,952
Cash........................................................................................................             135,155
Receivable for Fund shares sold.............................................................................          40,304,817
Dividends and interest receivable...........................................................................           8,610,504
Receivable for investments sold.............................................................................           6,006,175
Deferred expenses and other assets..........................................................................              57,474
                                                                                                                  --------------
   Total assets.............................................................................................       2,860,011,077
                                                                                                                  --------------
Liabilities
Payable for investments purchased...........................................................................           8,900,887
Payable for Fund shares reacquired..........................................................................           7,405,869
Distribution fee payable....................................................................................           1,704,839
Management fee payable......................................................................................           1,059,415
Withholding tax liability...................................................................................             395,294
Accrued expenses and other liabilities......................................................................             147,739
                                                                                                                  --------------
   Total liabilities........................................................................................          19,614,043
                                                                                                                  --------------
Net Assets..................................................................................................      $2,840,397,034
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Common stock, at par.....................................................................................      $    1,837,443
   Paid-in capital in excess of par.........................................................................       2,155,177,857
                                                                                                                  --------------
                                                                                                                   2,157,015,300
   Undistributed net investment income......................................................................          56,432,754
   Accumulated net realized gain on investments.............................................................          79,633,876
   Net unrealized appreciation on investments...............................................................         547,315,104
                                                                                                                  --------------
Net assets, June 30, 1995...................................................................................      $2,840,397,034
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($966,423,830 / 62,379,617 shares of common stock issued and outstanding).............................              $15.49
   Maximum sales charge (5.00% of offering price)...........................................................                 .82
                                                                                                                  --------------
   Maximum offering price to public.........................................................................              $16.31
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($1,861,907,831 / 120,583,294 shares of common stock issued and outstanding)..........................              $15.44
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($12,065,373 / 781,401 shares of common stock issued and outstanding).................................              $15.44
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
6                                            See Notes to Financial Statements.

PRUDENTIAL EQUITY FUND, INC.
Statement of Operations (Unaudited)
------------------------------------------------------------
------------------------------------------------------------

                                                  Six Months
                                                    Ended
                                                   June 30,
                                                     1995
Net Investment Income
   Dividends (net of foreign withholding taxes
      of $495,718)............................   $ 27,066,311
   Interest...................................      7,227,097
                                                 ------------
      Total income............................     34,293,408
                                                 ------------
Expenses
   Distribution fee--Class A..................        938,971
   Distribution fee--Class B..................      8,777,041
   Distribution fee--Class C..................         34,237
   Management fee.............................      5,841,182
   Transfer agent's fees and expenses.........      1,837,000
   Reports to shareholders....................        298,000
   Franchise taxes............................        127,000
   Custodian's fees and expenses..............        123,000
   Registration fees..........................         82,000
   Legal fees.................................         50,000
   Audit fee..................................         22,500
   Directors' fees............................         22,500
   Miscellaneous..............................         35,122
                                                 ------------
      Total expenses..........................     18,188,553
                                                 ------------
Net investment income.........................     16,104,855
                                                 ------------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
   transactions...............................     70,275,088
Net change in unrealized appreciation on
   investments................................    301,816,359
                                                 ------------
Net gain on investments.......................    372,091,447
                                                 ------------
Net Increase in Net Assets
Resulting from Operations.....................   $388,196,302
                                                 ------------
                                                 ------------


PRUDENTIAL EQUITY FUND, INC.
Statement of Changes in Net Assets (Unaudited)
---------------------------------------------
---------------------------------------------

                               Six Months
Increase (Decrease)               Ended            Year Ended
in Net Assets                 June 30, 1995     December 31, 1994
Operations
   Net investment income.....  $    16,104,855     $    20,683,314
   Net realized gain on
      investments............       70,275,088          81,494,071
   Net change in unrealized
      appreciation of
      investments............      301,816,359         (68,377,840)
                               ---------------    -----------------
   Net increase in net assets
      resulting from
      operations.............      388,196,302          33,799,545
                               ---------------    -----------------
Net equalization debit
   (credit)..................       (7,361,338)          6,402,186
                               ---------------    -----------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income
      Class A................               --          (4,339,236)
      Class B................               --         (16,849,152)
      Class C................               --             (14,701)
                               ---------------    -----------------
                                            --         (21,203,089)
                               ---------------    -----------------
   Distributions from net
      realized
      capital gains
      Class A................               --         (12,591,770)
      Class B................               --         (91,043,748)
      Class C................               --             (95,226)
                               ---------------    -----------------
                                            --        (103,730,744)
                               ---------------    -----------------
Fund share transactions (net
   of share conversions)
   (Note 6)
   Proceeds from shares
      sold...................    1,196,420,818       1,454,763,135
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions..........               --         117,059,026
   Cost of shares
      reacquired.............     (987,010,424)     (1,264,107,170)
                               ---------------    -----------------
   Net increase in net assets
      from Fund share
      transactions...........      209,410,394         307,714,991
                               ---------------    -----------------
Total increase...............      590,245,358         222,982,889
Net Assets
Beginning of period..........    2,250,151,676       2,027,168,787
                               ---------------    -----------------
End of period................  $ 2,840,397,034     $ 2,250,151,676
                               ---------------    -----------------
                                ---------------    -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                             7

Notes to Financial Statements (Unaudited)         PRUDENTIAL EQUITY FUND, INC.
-------------------------------------------------------------------------------
Prudential Equity Fund, Inc. (the ``Fund''), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.
The investment objective of the Fund is long-term growth of capital by investing primarily in common stocks of major established corporations.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Investments, including options, traded on a national securities or commodities exchange and NASDAQ National Market equity securities are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 P.M., New York time.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.
Net investment income, other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $500 million,
 .475 of 1% of the next $500 million of average daily net assets and .45 of 1% of the Fund's average daily net assets in excess of $1 billion.
The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the distributor of the Class A
--------------------------------------------------------------------------------
8

Notes to Financial Statements (Unaudited)         PRUDENTIAL EQUITY FUND, INC.
-------------------------------------------------------------------------------
shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B and Class C shares of the Fund (collectively the ``Distributors''). The Fund compensates the Distributors for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the ``Class A, B and C Plans'') regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.
Pursuant to the Class A, B and C Plans, the Fund compensates the Distributors for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. With respect to the Class A Plan, PMFD has agreed to limit its distribution-related fees to .25 of 1% of average daily net assets for the fiscal year ending December 31, 1995. With respect to the Class B and Class C Plan, PMFD has agreed to limit its distribution fee to 1% of average daily net assets of Class B and Class C shares, respectively, for the fiscal year ending December 31, 1995.
PMFD has advised the Fund that it has received approximately $1,067,142 in front-end sales charges resulting from sales of Class A shares during the period ended June 30, 1995. From these fees, PMFD paid such sales charges to PSI and Pruco Securities Corporation, affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI advised the Fund that for the period ended June 30, 1995, it received approximately $262,100 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services, Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the period ended June 30, 1995, the Fund incurred fees of approximately $1,637,000 for the services of PMFS. As of June 30, 1995, $286,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
For the six months ended June 30, 1995, PSI earned approximately $66,700 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the period ended June 30, 1995 aggregated $267,751,756 and $222,512,137, respectively.
The federal income tax basis of the Fund's investments at June 30, 1995 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $547,315,104 (gross unrealized appreciation--$605,955,360; gross unrealized depreciation--$58,640,256).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of June 30, 1995, the Fund has a 44.38% undivided interest in the joint account. The undivided interest for the Fund represents $300,249,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear Stearns & Co. Inc., 6.125%, in the principal amount of $200,000,000, repurchase price $200,102,083, due 7/3/95. The value of the collateral including accrued interest is $204,321,562.
CS First Boston Corp., 6.13%, in the principal amount of $160,000,000, repurchase price $160,081,733, due 7/3/95. The value of the collateral including accrued interest is $163,246,196.
Goldman Sachs & Co., 6.10%, in the principal amount of $116,557,000, repurchase price $116,616,250, due 7/3/95. The value of the collateral including accrued interest is $118,889,059.
Smith Barney Inc., 6.13%, in the principal amount of $200,000,000, repurchase price $200,102,166, due 7/3/95. The value of the collateral including accrued interest is $204,000,775.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year.
--------------------------------------------------------------------------------
                                                                               9

Notes to Financial Statements (Unaudited)         PRUDENTIAL EQUITY FUND, INC.
-------------------------------------------------------------------------------
Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase commencing in February 1995.
There are 750 million shares of common stock, $.01 par value per share, dividend into three classes, designated Class A, Class B and Class C common stock, each of which consists of 250 million authorized shares.
Transactions in shares of common stock were as follows:

Class A                           Shares            Amount
---------------------------  ----------------   ---------------
Six months ended
  June 30, 1995:
Shares sold................      37,267,001     $   538,023,186
Shares reacquired..........     (33,311,341)       (482,003,962)
                             ----------------   ---------------
Net increase in shares
  outstanding before
  conversion...............       3,955,660          56,019,224
Shares issued upon
  conversion from Class
  B........................      37,542,004         521,236,150
                             ----------------   ---------------
Net increase in shares
  outstanding..............      41,497,664     $   577,255,374
                             ----------------   ---------------
                             ----------------   ---------------
Year ended December 31,
  1994:
Shares sold................      18,103,878     $   247,518,724
Shares issued in
  reinvestment of dividends
  and distributions........       1,247,329          16,412,624
Shares reacquired..........     (15,323,527)       (209,456,746)
                             ----------------   ---------------
Net increase in shares
  outstanding..............       4,027,680     $    54,474,602
                             ----------------   ---------------
                             ----------------   ---------------
Class B
Six months ended
  June 30, 1995:
Shares sold................      46,088,777     $   649,995,682
Shares reacquired..........     (36,795,280)       (504,489,967)
                             ----------------   ---------------
Net decrease in shares
  outstanding before
  conversion...............       9,293,497         145,505,715
Shares reacquired upon
  conversion into Class
  A........................     (37,545,126)       (521,236,150)
                             ----------------   ---------------
Net decrease in shares
  outstanding..............     (28,251,629)    $  (375,730,435)
                             ----------------   ---------------
                             ----------------   ---------------

Class B                           Shares            Amount
                             ----------------   ---------------
Year ended December 31,
  1994:
Shares sold................      89,556,181     $ 1,203,380,489
Shares issued in
  reinvestment of dividends
  and distributions........       7,818,109         100,544,482
Shares reacquired..........     (78,586,261)     (1,053,979,338)
                             ----------------   ---------------
Net increase in shares
  outstanding..............      18,788,029     $   249,945,633
                             ----------------   ---------------
                             ----------------   ---------------
Class C
---------------------------
Six months ended June 30,
  1995:
Shares sold................         578,388     $     8,401,950
Shares reacquired..........         (35,671)           (516,495)
                             ----------------   ---------------
Net increase in shares
  outstanding..............         542,717     $     7,885,455
                             ----------------   ---------------
                             ----------------   ---------------
August 1, 1994(a) through
  December 31, 1994:
Shares sold................         279,964     $     3,863,922
Shares issued in
  reinvestment of dividends
  and distributions........           7,877             101,920
Shares reacquired..........         (49,158)           (671,086)
                             ----------------   ---------------
Net increase in shares
  outstanding..............         238,683     $     3,294,756
                             ----------------   ---------------
                             ----------------   ---------------

---------------
(a) Commencement of offering of Class C shares.

------------------------------------------------------------
Note 7. Dividends and Distributions
Subsequent to June 30, 1995, the Board of Directors of the Fund declared dividends from undistributed net investment income to Class A shareholders of $.12 per share and Class B and C shareholders of $.07 per share and a long-term capital gains distribution of $.0525 to Class A, Class B, and Class C shareholders payable on August 1, 1995 to shareholders of record on July 27, 1995.
-------------------------------------------------------------------------------
10

Financial Highlights (Unaudited)                    PRUDENTIAL EQUITY FUND, INC.
--------------------------------------------------------------------------------

                                                                                    Class A
                                                 ------------------------------------------------------------------------------
                                                                                                                   January 22,
                                                 Six Months                                                          1990(b)
                                                   Ended                   Year Ended December 31,                   through
                                                  June 30,      ----------------------------------------------     December 31,
                                                    1995          1994         1993         1992        1991           1990
                                                 ----------     --------     --------     --------     -------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........     $  13.24      $  13.80     $  12.07     $  11.39     $  9.84       $  11.25
                                                 ----------     --------     --------     --------     -------      ---------
Income from investment operations
Net investment income........................          .13           .22          .23          .24         .27            .31
Net realized and unrealized gain (loss) on
  investment transactions....................         2.12           .09         2.42         1.30        2.09           (.15)
                                                 ----------     --------     --------     --------     -------       --------
   Total from investment operations..........         2.25           .31         2.65         1.54        2.36            .16
                                                 ----------     --------     --------     --------     -------       --------
Less distributions
Dividends from net investment income.........           --          (.22)        (.22)        (.23)       (.24)          (.35)
Distributions from net realized capital
  gains......................................           --          (.65)        (.70)        (.63)       (.57)         (1.22)
                                                 ----------     --------     --------     --------     -------         ------
   Total distributions.......................           --          (.87)        (.92)        (.86)       (.81)         (1.57)
                                                 ----------     --------     --------     --------     -------         ------
Net asset value, end of period...............     $  15.49      $  13.24     $  13.80     $  12.07     $ 11.39       $   9.84
                                                 ----------     --------     --------     --------     -------         ------
                                                 ----------     --------     --------     --------     -------         ------
TOTAL RETURN(c):.............................        16.99%         2.38%       22.14%       13.65%      24.55%          0.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............     $966,424      $276,412     $232,535     $136,834     $82,845       $ 30,264
Average net assets (000).....................     $757,402      $254,596     $190,778     $111,489     $57,845       $ 27,371
Ratios to average net assets:
   Expenses, including distribution fees.....         .92%(a)       1.00%         .91%         .94%        .97%         1.01%(a)
   Expenses, excluding distribution fees.....         .67%(a)        .75%         .71%         .74%        .77%          .84%(a)
   Net investment income.....................        1.92%(a)       1.62%        1.71%        1.91%       2.36%         2.86%(a)
Portfolio turnover...........................           10%           12%          21%          22%         19%            76%

---------------
 (a) Annualized.
 (b) Commencement of offering of Class A shares.
 (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (d) Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                            11

Financial Highlights (Unaudited)                  PRUDENTIAL EQUITY FUND, INC.
-------------------------------------------------------------------------------

                                                                                      Class B
                                                 --------------------------------------------------------------------------------
                                                 Six Months
                                                   Ended                             Year Ended December 31,
                                                  June 30,      -----------------------------------------------------------------
                                                    1995           1994           1993           1992          1991         1990
                                                 ----------     ----------     ----------     ----------     --------    --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........   $    13.24     $    13.80     $    12.08     $    11.40     $   9.85    $  11.83
                                                ----------     ----------     ----------     ----------     --------    --------
Income from investment operations
Net investment income........................          .08            .12            .12            .14          .18         .26
Net realized and unrealized gain (loss) on
  investment transactions....................         2.12            .09           2.42           1.30         2.09        (.76)
                                                ----------     ----------     ----------     ----------     --------    --------
   Total from investment operations..........         2.20            .21           2.54           1.44         2.27        (.50)
                                                ----------     ----------     ----------     ----------     --------    --------
Less distributions
Dividends from net investment income.........           --           (.12)          (.12)          (.13)        (.15)       (.26)
Distributions from net realized capital
  gains......................................           --           (.65)          (.70)          (.63)        (.57)      (1.22)
                                                ----------     ----------     ----------     ----------     --------     --------
   Total distributions.......................           --           (.77)          (.82)          (.76)        (.72)      (1.48)
                                                ----------     ----------     ----------     ----------     --------     --------
Net asset value, end of period...............   $    15.44     $    13.24     $    13.80     $    12.08     $  11.40     $   9.85
                                                ----------     ----------     ----------     ----------     --------     --------
                                                ----------     ----------     ----------     ----------     --------     --------
TOTAL RETURN(c):.............................        16.62%          1.60%         21.13%         12.72%       23.55%     (4.28)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............   $1,861,908     $1,970,580     $1,794,634     $1,203,740     $904,382     $578,213
Average net assets (000).....................   $1,769,956     $1,901,972     $1,522,992     $1,042,028     $757,485     $583,016
Ratios to average net assets:
   Expenses, including distribution fees.....         1.67%(a)       1.75%          1.71%          1.74%        1.77%       1.89%
   Expenses, excluding distribution fees.....          .67%(a)        .75%           .71%           .74%         .77%        .89%
   Net investment income.....................         1.01%(a)        .87%           .91%          1.11%        1.56%       2.27%
Portfolio turnover...........................           10%            12%            21%            22%          19%         76%
                                                         Class C
                                                               August 1,
                                               Six Months       1994(d)
                                                 Ended          through
                                                June 30,      December 31,
                                                  1995            1994
                                               ----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........   $  13.24         $14.02
                                               ----------        ------
Income from investment operations
Net investment income........................        .08            .09
Net realized and unrealized gain (loss) on
  investment transactions....................       2.12           (.10)
                                               ----------        ------
   Total from investment operations..........       2.20           (.01)
                                               ----------        ------
Less distributions
Dividends from net investment income.........         --           (.12)
Distributions from net realized capital
  gains......................................         --           (.65)
                                               ----------        ------
   Total distributions.......................         --           (.77)
                                               ----------        ------
Net asset value, end of period...............   $  15.44         $13.24
                                               ----------        ------
                                               ----------        ------
TOTAL RETURN(c):.............................      16.62%           .01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............   $ 12,065         $3,160
Average net assets (000).....................   $  6,904         $1,847
Ratios to average net assets:
   Expenses, including distribution fees.....       1.67%(a)       1.83%(a)
   Expenses, excluding distribution fees.....        .67%(a)        .83%(a)
   Net investment income.....................       1.14%(a)        .90%(a)
Portfolio turnover...........................         10%            12%

-------------------------------------------------------------------------------
12                                           See Notes to Financial Statements.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

Directors
Edward D. Beach
Eugene C. Dorsey
Delayne Dedrick Gold
Harry A. Jacobs, Jr.
Thomas T. Mooney
Thomas O'Brien
Richard A. Redeker
Nancy H. Teeters

Officers
Richard A. Redeker, President
David W. Drasnin, Vice President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Deborah A. Docs, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributors
Prudential Mutual Fund Distributors, Inc.
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The accompanying financial statements as of June 30, 1995 were not audited and, accordingly, no opinion is expressed on them.This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Prudential Mutual Funds
Building Your Future
On Our StrengthSM   (LOGO)

BULK RATE
U.S. POSTAGE
PAID
Permit 6807
New York, NY

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

744316100
744316209                   MF101E2
744316308                   Cat# 430253B

PRUDENTIAL EQUITY FUND, INC.

----------------------------------------------------


PROSPECTUS DATED FEBRUARY 28, 1995

----------------------------------------------------------------


Prudential Equity Fund, Inc. (the Fund) is an open-end, diversified management investment company whose investment objective is long-term growth of capital. The Fund will seek to achieve this objective by investing primarily in common stocks of major, established corporations which, in the opinion of its investment adviser, are believed to be in sound financial condition and to have prospects of price appreciation greater than broadly based stock indices. See "How the Fund Invests--Investment Objective and Policies."



The Fund's purchase and sale of put and call options and related short-term trading may result in a high portfolio turnover rate. These activities may be considered speculative and may result in higher risks and costs to the Fund. The Fund may buy and sell certain derivatives, including options on stock and stock indices, futures and options on futures, forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and options thereon pursuant to limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.



This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated February 28, 1995, which information is incorporated herein by reference (is legally considered to be a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above.


--------------------------------------------------------------------------------

INVESTORS ARE  ADVISED  TO  READ  THIS  PROSPECTUS  AND  RETAIN  IT  FOR  FUTURE
REFERENCE.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.


WHAT IS PRUDENTIAL EQUITY FUND, INC.?

  Prudential Equity Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?


  The Fund's investment objective is long-term growth of capital. It seeks to achieve this objective by investing primarily in common stocks of major, established corporations which, in the opinion of the Fund's investment adviser, are believed to be in sound financial condition and to have prospects of price appreciation greater than broadly based stock indices. The Fund may also invest in preferred stocks and bonds. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.



RISK FACTORS AND SPECIAL CHARACTERISTICS


  In seeking to achieve its investment objective, the Fund may utilize derivatives, including the purchase and sale of put and call options, and may engage in related short-term trading which may result in a high portfolio turnover rate. The Fund may also buy and sell stock index options, futures and options on futures, forward foreign currency exchange contracts, options on foreign currencies and futures contracts on foreign currencies and options thereon pursuant to limits described herein. See "How the Fund Invests--Investment Objective and Policies" at page 8. These various hedging and income enhancement strategies, including the use of derivatives, may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests--Hedging and Income Enhancement Strategies--Risks of Hedging and Income Enhancement Strategies" at page 13.



  In addition, the Fund may invest up to 30% of its total assets in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks not typically associated with investing in securities of domestic companies. See "How the Fund Invests--Other Investments and Policies" at page 14.


WHO MANAGES THE FUND?


  Prudential Mutual Fund Management, Inc. (PMF or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $500 million, .475 of 1% of the next $500 million and .45 of 1% of the average daily net assets in excess of $1 billion. As of January 31, 1995, PMF served as manager or administrator to 69 investment companies, including 39 mutual funds, with aggregate assets of approximately $45 billion. The Prudential Investment Corporation (PIC or the Subadviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PMF. See "How the Fund is Managed--Manager" at page 16.


WHO DISTRIBUTES THE FUND'S SHARES?


  Prudential Mutual Fund Distributors, Inc. (PMFD) acts as the Distributor of the Fund's Class A shares and is paid an annual distribution and service fee which is currently being charged at the rate of .25 of 1% of the average daily net assets of the Class A shares.



  Prudential Securities Incorporated (Prudential Securities or PSI), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Fund's Class B and Class C shares and is paid an annual distribution and service fee at the rate of 1% of the average daily net assets of each of the Class B and Class C shares.



  See "How the Fund is Managed--Distributor" at page 16.

WHAT IS THE MINIMUM INVESTMENT?



  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100. There is no minimum investment requirement for certain retirement plans and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 23 and "Shareholder Guide--Shareholder Services" at page 32.


HOW DO I PURCHASE SHARES?


  You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). See "How the Fund Values its Shares" at page 19 and "Shareholder Guide--How to Buy Shares of the Fund" at page 23.


WHAT ARE MY PURCHASE ALTERNATIVES?

  The Fund offers three classes of shares:

    - Class A Shares: Sold with an initial sales charge  of up to 5% of  the offering price.


    - Class B Shares: Sold  without an initial sales  charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than
                      Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.



    - Class C Shares: Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.



  See "Shareholder Guide--Alternative Purchase Plan" at page 24.


HOW DO I SELL MY SHARES?


  You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 27.


HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?


  The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 20.

                                 FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES+                    CLASS A SHARES             CLASS B SHARES               CLASS C SHARES
                                                 ----------------------   --------------------------   --------------------------
    Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price).....                 5%                     None                         None
    Maximum Sales Load or Deferred Sales Load
     Imposed on Reinvested Dividends.........             None                       None                         None
                                                          None
    Deferred Sales Load (as a percentage of
     original purchase price or redemption
     proceeds, whichever is lower)...........                             5%   during   the    first     1% on redemptions made
                                                                          year,   decreasing  by  1%       within one year of
                                                                          annually  to  1%  in   the            purchase
                                                                          fifth  and sixth years and
                                                                          0% the seventh year*
    Redemption Fees..........................             None                       None                         None
    Exchange Fee.............................             None                       None                         None

ANNUAL FUND OPERATING EXPENSES                       CLASS A SHARES             CLASS B SHARES              CLASS C SHARES**
(as a percentage of average net assets)          ----------------------   --------------------------   --------------------------
   Management Fees...........................               .47%                       .47%                         .47%
    12b-1 Fees...............................               .25++                     1.00                         1.00
    Other Expenses...........................               .28                        .28                          .28
                                                          -----                      -----                        -----
    Total Fund Operating Expenses............              1.00%                      1.75%                        1.75%
                                                          -----                      -----                        -----
                                                          -----                      -----                        -----



EXAMPLE                                                      1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                                             -------     -------     -------     ---------
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
    Class A................................................    $ 60        $ 80        $102          $166
    Class B................................................    $ 68        $ 85        $105          $177
    Class C**..............................................    $ 28        $ 55        $ 95          $206
You would pay the following expenses on the same
  investment, assuming no redemption:
    Class A................................................    $ 60        $ 80        $102          $166
    Class B................................................    $ 18        $ 55        $ 95          $177
    Class C**..............................................    $ 18        $ 55        $ 95          $206
The above example with  respect to Class C  shares is based  on restated data for  the Fund's fiscal  year ended  December 31, 1994. The above example with respect to  Class A and Class B shares is based on actual data for  the  Fund's fiscal  year  ended December  31,  1994. THE  EXAMPLE  SHOULD NOT  BE  CONSIDERED  A
REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
The  purpose of this table is to assist investors  in understanding the various costs and expenses that an investor in the  Fund will bear,  whether directly or  indirectly. For more  complete descriptions of  the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the  Fund,  such as  Directors'  and professional  fees, registration  fees,  reports to  shareholders and transfer agency and custodian fees.

-------------
   * Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide-- Conversion Feature--Class B Shares."
  ** Estimated based on expenses expected to have been incurred if Class C shares had been in existence during the entire fiscal year ended December 31, 1994.
   + Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
  ++ Although the Class A Distribution and Service Plan provides that the Fund may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to Class A shares of the Fund to no more than .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1995. Total Fund Operating Expenses without such limitation would be 1.05%. See "How the Fund is Managed-- Distributor."

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS A SHARES)


   The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class A share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements.



                                                                    CLASS A
                                          ------------------------------------------------------------
                                                                                          JANUARY 22,
                                                                                             1990+
                                                    YEAR ENDED DECEMBER 31,                 THROUGH
                                          --------------------------------------------   DECEMBER 31,
                                            1994        1993        1992        1991         1990
                                          ---------   ---------   ---------   --------   -------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of period....  $   13.80   $   12.07   $   11.39   $   9.84     $ 11.25
                                          ---------   ---------   ---------   --------   -------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------
Net investment income...................        .22         .23         .24        .27         .31
Net realized and unrealized gain (loss)
 on investment transactions.............        .09        2.42        1.30       2.09        (.15)
                                          ---------   ---------   ---------   --------   -------------
  Total from investment operations......        .31        2.65        1.54       2.36         .16
                                          ---------   ---------   ---------   --------   -------------
LESS DISTRIBUTIONS
--------------
Dividends from net investment income....       (.22)       (.22)       (.23)      (.24)       (.35)
Distributions from net realized capital
 gains..................................       (.65)       (.70)       (.63)      (.57)      (1.22)
                                          ---------   ---------   ---------   --------   -------------
  Total distributions...................       (.87)       (.92)       (.86)      (.81)      (1.57)
                                          ---------   ---------   ---------   --------   -------------
Net asset value, end of period..........  $   13.24   $   13.80   $   12.07   $  11.39     $  9.84
                                          ---------   ---------   ---------   --------   -------------
                                          ---------   ---------   ---------   --------   -------------
TOTAL RETURN#:                                 2.38%      22.14%      13.65%     24.55%       0.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........  $ 276,412   $ 232,535   $ 136,834   $ 82,845     $30,264
Average net assets (000)................  $ 254,596   $ 190,778   $ 111,489   $ 57,845     $27,371
Ratios to average net assets:
  Expenses, including distribution
   fees.................................       1.00%        .91%        .94%       .97%       1.01%*
  Expenses, excluding distribution
   fees.................................        .75%        .71%        .74%       .77%        .84%*
  Net investment income.................       1.62%       1.71%       1.91%      2.36%       2.86%*
Portfolio turnover......................         12%         21%         22%        19%         76%

-------------
 *Annualized.
 +Commencement of offering of Class A shares.
 #Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS B SHARES)


    The following financial highlights, with respect to the five-year period ended December 31, 1994, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements.



                                                                      CLASS B
                 ------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                 ------------------------------------------------------------------------------------------------------------------
                    1994         1993         1992        1991       1990       1989       1988*      1987       1986      1985++
                 -----------  -----------  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 year........... $    13.80   $    12.08   $    11.40   $   9.85   $  11.83   $   9.18   $   8.19   $   9.04   $   9.05   $   7.21
                 -----------  -----------  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM
 INVESTMENT
 OPERATIONS
----------------
Net investment
 income.........        .12          .12          .14        .18        .26        .19        .19        .03        .12        .14
Net realized and
 unrealized gain
 (loss) on
 investment
 transactions...        .09         2.42         1.30       2.09       (.76)      2.75        .99        .11       1.15       2.12
                 -----------  -----------  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total from
   investment
   operations...        .21         2.54         1.44       2.27       (.50)      2.94       1.18        .14       1.27       2.26
                 -----------  -----------  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
LESS
 DISTRIBUTIONS
---------------
Dividends from
 net investment
 income.........       (.12)        (.12)        (.13)      (.15)      (.26)      (.20)      (.19)      (.15)      (.06)      (.05)
Distributions
 from net
 realized
 capital
 gains..........       (.65)        (.70)        (.63)      (.57)     (1.22)      (.09)     --          (.84)     (1.22)      (.37)
                 -----------  -----------  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Total
distributions...       (.77)        (.82)        (.76)      (.72)     (1.48)      (.29)      (.19)      (.99)     (1.28)      (.42)
                 -----------  -----------  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Net asset value,
 end of year.... $    13.24   $    13.80   $    12.08   $  11.40   $   9.85   $  11.83   $   9.18   $   8.19   $   9.04   $   9.05
                 -----------  -----------  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                 -----------  -----------  -----------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL
 RETURN+:.......       1.60%       21.13%       12.72%     23.55%     (4.28)%    32.04%     14.39%      0.87%     14.66%     32.25%
RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end
 of year
 (000).......... $1,970,580   $1,794,634   $1,203,740   $904,382   $578,213   $629,230   $514,943   $525,549   $315,781   $104,333
Average net
 assets (000)... $1,901,972   $1,522,992   $1,042,028   $757,485   $583,016   $567,575   $530,415   $531,051   $253,230   $ 68,454
Ratios to
 average net
 assets:
  Expenses,
   including
   distribution
   fees++.......       1.75%        1.71%        1.74%      1.77%      1.89%      1.62%      1.61%      1.67%      1.52%      1.27%
  Expenses,
   excluding
   distribution
   fees++.......        .75%         .71%         .74%       .77%       .89%       .82%       .86%       .79%       .86%      1.13%
  Net investment
   income.......        .87%         .91%        1.11%      1.56%      2.27%      1.66%      1.84%      1.03%      1.40%      1.85%
Portfolio
 turnover.......         12%          21%          22%        19%        76%        57%        57%        90%       123%       106%

------------
 *On  May  2,  1988,  Prudential  Mutual  Fund  Management,  Inc.  succeeded The
  Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Fund.
 +Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
++The Fund adopted a plan of distribution effective July 1, 1985 which was amended and restated on January 22, 1990. Consequently, historical expenses and ratios of expenses to average net assets for Class B shares are not necessarily indicative of future expenses and related ratios for that Class. See "How the Fund is Managed-- Distributor."

                              FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)
                                (CLASS C SHARES)



   The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements.



                                             CLASS C
                                          -------------
                                            AUGUST 1,
                                              1994+
                                             THROUGH
                                          DECEMBER 31,
                                              1994
                                          -------------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of period....    $ 14.02
                                             ------
INCOME FROM INVESTMENT OPERATIONS
----------------------------
Net investment income...................        .09
Net realized and unrealized gain (loss)
 on investment transactions.............       (.10)
                                             ------
  Total from investment operations......       (.01)
                                             ------
LESS DISTRIBUTIONS
--------------
Dividends from net investment income....       (.12)
Distributions from net realized capital
 gains..................................       (.65)
                                             ------
  Total distributions...................       (.77)
                                             ------
Net asset value, end of period..........    $ 13.24
                                             ------
                                             ------
TOTAL RETURN#:..........................        .01%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........    $ 3,160
Average net assets (000)................    $ 1,847
Ratios to average net assets:++
  Expenses, including distribution
   fees.................................       1.83%*
  Expenses, excluding distribution
   fees.................................        .83%*
  Net investment income.................        .90%*
Portfolio turnover......................         12%

-------------
 *Annualized.
 #Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.
 +Commencement of offering of Class C shares.
++Because of the event referred to in + and the timing of such, the ratios for Class C shares are not necessarily comparable to those of Class A and Class B shares and are not necessarily indicative of future ratios.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES


  THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL. THE FUND WILL SEEK TO ACHIEVE THIS OBJECTIVE BY INVESTING PRIMARILY IN COMMON STOCKS OF MAJOR, ESTABLISHED CORPORATIONS WHICH, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, ARE BELIEVED TO BE IN SOUND FINANCIAL CONDITION AND HAVE PROSPECTS OF PRICE APPRECIATION GREATER THAN BROADLY BASED STOCK INDICES. THE FUND MAY ALSO INVEST IN PREFERRED STOCKS AND BONDS, WHICH HAVE EITHER ATTACHED WARRANTS OR A CONVERSION PRIVILEGE INTO COMMON STOCKS. AT TIMES WHEN ECONOMIC CONDITIONS OR GENERAL LEVELS OF COMMON STOCK PRICES ARE SUCH THAT THE INVESTMENT ADVISER DEEMS IT PRUDENT TO ADOPT A DEFENSIVE POSITION BY REDUCING OR CURTAILING INVESTMENTS IN COMMON STOCKS, A LARGER PROPORTION OF THE FUND'S ASSETS THAN USUAL MAY BE INVESTED IN PREFERRED STOCKS OR SHORT-TERM, INTERMEDIATE-TERM OR LONG-TERM DEBT INSTRUMENTS (EITHER CONVERTIBLE OR NON-CONVERTIBLE). THE SHARES OF THE FUND ARE SUBJECT TO THE RISKS OF COMMON STOCK INVESTMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. The Fund may invest up to 30% of its assets in foreign securities, which may involve additional risks. Such investment risks include future adverse political and economic developments, possible seizure or nationalization of the company in whose securities the Fund has invested and possible establishment of exchange controls or other foreign governmental laws that might adversely affect the value of the Fund's investment or the payment of dividends.


  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

HEDGING AND INCOME ENHANCEMENT STRATEGIES


  THE FUND MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING UTILIZING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN. THESE STRATEGIES INCLUDE (1) THE PURCHASE AND WRITING (I.E.,
SALE) OF PUT OPTIONS AND CALL OPTIONS ON EQUITY SECURITIES, (2) THE PURCHASE AND SALE OF PUT AND CALL OPTIONS ON INDICES, (3) THE PURCHASE AND SALE OF EXCHANGE TRADED STOCK INDEX FUTURES AND OPTIONS THEREON AND (4) THE PURCHASE AND SALE OF OPTIONS ON FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS THEREON. THE FUND MAY ENGAGE IN THESE TRANSACTIONS ON SECURITIES OR COMMODITIES EXCHANGES OR, IN THE CASE OF EQUITY, STOCK INDEX AND FOREIGN CURRENCY OPTIONS, ALSO IN THE OVER-THE-COUNTER MARKET. THE FUND MAY ALSO PURCHASE AND SELL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent they are consistent with its investment objective and policies. See "Investment Objective and Policies" in the Statement of Additional Information.


  OPTIONS TRANSACTIONS

  OPTIONS  ON EQUITY SECURITIES.  THE FUND INTENDS TO  PURCHASE AND WRITE (I.E.,
SELL) PUT AND CALL OPTIONS ON EQUITY SECURITIES THAT ARE TRADED ON SECURITIES EXCHANGES, ON NASDAQ (NASDAQ OPTIONS) OR IN THE OVER-THE-COUNTER MARKET. A call option is a short-term contract (having a duration of nine months or less) pursuant to which the purchaser, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option or, in the case of a European-style option, at the expiration of the option. The writer of the call option receives a premium and has the obligation, if the option is exercised, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser, who pays a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price. The Fund will purchase put options only when its investment adviser perceives significant short-term risk, but substantial long-term appreciation, in the underlying security.

  THE FUND WILL WRITE CALL OPTIONS ONLY IF THEY ARE COVERED. A call option is covered if the Fund holds on a share-for-share basis a call on the same security as the call written by the Fund where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

  If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of an exchange-traded option or a NASDAQ option is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options. Technically, the OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

  In the case of OTC options, it is not possible to effect a closing transaction in the same manner as exchange-traded options because a clearing corporation is not interposed between the buyer and seller of the option. In order to terminate the obligation represented by an OTC option, the Fund would need to agree to the termination of the obligation represented by an OTC option with the counterparty thereto. Any such cancellation, if agreed to, may require the Fund to pay a premium to the counterparty. Alternatively, the Fund could write an OTC put option in effect to close its position on an OTC call option or write a call option to close its position on an OTC put option. However, the Fund would remain exposed to each counterparty's credit risk on the call or put option until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that will effectively close an existing position.

  The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

  THE FUND MAY ALSO PURCHASE A "PROTECTIVE PUT," I.E., A PUT OPTION ACQUIRED FOR THE PURPOSE OF PROTECTING A PORTFOLIO SECURITY FROM A DECLINE IN MARKET VALUE. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices, as described below.

  OPTIONS ON STOCK INDICES. THE FUND MAY ALSO PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON STOCK INDICES TRADED ON SECURITIES EXCHANGES, ON NASDAQ OR IN THE OVER-THE-COUNTER MARKET. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

  The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The Fund's investment adviser currently uses these techniques in conjunction with the management of other mutual funds.

  Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

  THE FUND'S SUCCESSFUL USE OF OPTIONS ON INDICES DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the index and the price of the securities being written against is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being written against may not be wholly offset by a gain on the exercise of a stock index put option held by the Fund. Likewise, if a stock index call option written by the Fund is exercised, the Fund may incur a loss on the transaction which is not offset, wholly or in part, by an increase in the value of the securities being written against, which securities may, depending on market circumstances, decline in value. For additional discussion of risks associated with these transactions, see "Investment Objective and Policies--Limitations on Purchase and Sale of Stock Options, Options on Indices and Stock Index Futures--Risks of Options on Indices" in the Statement of Additional Information.


  OPTION POSITION LIMITS. Transactions by the Fund in options on securities and on stock indices will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Fund's investment adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

  OPTIONS ON FOREIGN CURRENCIES. THE FUND IS PERMITTED TO PURCHASE AND WRITE PUT AND CALL OPTIONS ON FOREIGN CURRENCIES AND ON FUTURES CONTRACTS ON FOREIGN CURRENCIES TRADED ON SECURITIES EXCHANGES OR BOARDS OF TRADE (FOREIGN AND DOMESTIC) FOR HEDGING PURPOSES IN A MANNER SIMILAR TO THAT IN WHICH FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND FUTURES CONTRACTS ON FOREIGN CURRENCIES WILL BE EMPLOYED. Options on foreign currencies and on futures contracts on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

  THE FUND  MAY  PURCHASE  AND  WRITE OPTIONS  TO  HEDGE  THE  FUND'S  PORTFOLIO
SECURITIES DENOMINATED IN FOREIGN CURRENCIES. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, the Fund may purchase put options on futures contracts on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on a futures contract on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

  If, on the other hand, the investment advisor anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  THE FUND MAY ENTER INTO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO PROTECT THE VALUE OF ITS PORTFOLIO AGAINST FUTURE CHANGES IN THE LEVEL OF CURRENCY EXCHANGE RATES. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.

  The Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which the Fund may enter. However, the Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Fund will not speculate in forward contracts. The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

  When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, the Fund will be able to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract, for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the portfolio securities of the Fund denominated in such foreign currency. Requirements under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code) for qualification as a regulated investment company may limit the Fund's ability to engage in transactions in forward contracts. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.


  FUTURES TRANSACTIONS

  STOCK INDEX FUTURES. THE FUND MAY USE STOCK INDEX FUTURES TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR HEDGING, INCOME ENHANCEMENT AND RISK REDUCTION PURPOSES.


  A STOCK INDEX FUTURES CONTRACT IS AN AGREEMENT IN WHICH THE WRITER (OR SELLER) OF THE CONTRACT AGREES TO DELIVER TO THE BUYER AN AMOUNT OF CASH EQUAL TO A SPECIFIC DOLLAR AMOUNT TIMES THE DIFFERENCE BETWEEN THE VALUE OF A SPECIFIC STOCK INDEX AT THE CLOSE OF THE LAST TRADING DAY OF THE CONTRACT AND THE PRICE AT WHICH THE AGREEMENT IS MADE. No physical delivery of the underlying stocks in the index is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marked to market."


  OPTIONS ON STOCK INDEX FUTURES. The Fund may also purchase and write options on stock index futures for hedging, income enhancement and risk reduction purposes. In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock index futures contract (a long position if the option is a call and short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.


  FUTURES CONTRACTS ON FOREIGN CURRENCIES. THE FUND IS PERMITTED TO BUY AND SELL FUTURES CONTRACTS ON FOREIGN CURRENCIES (FUTURES CONTRACTS) SUCH AS THE EUROPEAN CURRENCY UNIT, AND PURCHASE AND WRITE OPTIONS THEREON FOR HEDGING AND RISK REDUCTION PURPOSES. A European Currency Unit is a basket of specified amounts of the currencies of certain member states of the European Union, a Western European economic cooperative organization including, INTER ALIA, France, Germany, The Netherlands and the United Kingdom. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract on foreign currency means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, a process known as "marked to market."



  LIMITATIONS ON PURCHASES AND SALES OF FUTURES CONTRACTS AND OPTIONS THEREON. UNDER THE REGULATIONS OF THE COMMODITY EXCHANGE ACT, AN INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT ARE EXEMPT FROM THE DEFINITION OF "COMMODITY POOL OPERATOR," SUBJECT TO COMPLIANCE WITH CERTAIN CONDITIONS. THE EXEMPTION IS CONDITIONED UPON THE FUND'S PURCHASING AND SELLING FUTURES CONTRACTS AND OPTIONS THEREON FOR BONA FIDE HEDGING TRANSACTIONS, EXCEPT THAT THE FUND MAY PURCHASE AND SELL FUTURES CONTRACTS AND OPTIONS THEREON FOR ANY OTHER PURPOSE

TO THE EXTENT THAT THE AGGREGATE INITIAL MARGIN AND OPTION PREMIUMS DO NOT EXCEED 5% OF THE LIQUIDATION VALUE OF THE FUND'S TOTAL ASSETS. THE FUND INTENDS TO ENGAGE IN FUTURES TRANSACTIONS AND OPTIONS THEREON IN ACCORDANCE WITH THE REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION (CFTC). THE FUND INTENDS TO PURCHASE AND SELL STOCK INDEX FUTURES AND OPTIONS THEREON AS A HEDGE AGAINST CHANGES, RESULTING FROM MARKET CONDITIONS, IN THE VALUE OF SECURITIES WHICH ARE HELD IN THE FUND'S PORTFOLIO OR WHICH THE FUND INTENDS TO PURCHASE. THE FUND INTENDS TO PURCHASE AND SELL FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS THEREON AS A HEDGE AGAINST CHANGES IN THE VALUE OF THE CURRENCIES TO WHICH THE FUND IS SUBJECT OR TO WHICH THE FUND EXPECTS TO BE SUBJECT IN CONNECTION WITH FUTURE PURCHASES. THE FUND ALSO INTENDS TO PURCHASE AND SELL STOCK INDEX FUTURES AND OPTIONS THEREON AND FUTURES CONTRACTS ON FOREIGN CURRENCIES AND OPTIONS THEREON WHEN THEY ARE ECONOMICALLY APPROPRIATE FOR THE REDUCTION OF RISKS INHERENT IN THE ONGOING MANAGEMENT OF THE FUND. THE FUND ALSO INTENDS TO PURCHASE AND SELL STOCK INDEX FUTURES AND OPTIONS THEREON FOR INCOME ENHANCEMENT.


  THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON DEPENDS UPON THE INVESTMENT ADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Fund. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or option thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day. In addition, if the Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, the Fund might create a loss on the futures contract. In addition, the ability of the Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option thereon at any particular time. See "Investment Objective and Policies" in the Statement of Additional Information.


  THE FUND'S ABILITY  TO ENTER INTO  FUTURES CONTRACTS AND  OPTIONS THEREON  MAY
ALSO   BE  LIMITED  BY  THE  REQUIREMENTS  OF  THE  INTERNAL  REVENUE  CODE  FOR
QUALIFICATION AS A REGULATED INVESTMENT COMPANY.



  RISKS OF HEDGING AND INCOME ENHANCEMENT STRATEGIES



  PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS AND IN CURRENCY EXCHANGE TRANSACTIONS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. If the investment adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Investment Objective and Policies" and "Taxes" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  FOREIGN INVESTMENTS

  The Fund may invest up to 30% of its total assets in securities of foreign issuers. Investing in securities of foreign companies and countries involves certain considerations and risks which are not typically associated with investing in securities of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and public companies than exists in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies. There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. In addition, a portfolio of foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations.

  There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S companies. Brokerage commissions and other transaction costs of foreign securities exchanges are generally higher than in the United States.

  REPURCHASE AGREEMENTS


  The Fund may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The repurchase date is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management, Inc. pursuant to an order of the Securities and Exchange Commission (SEC). See "Investment Objective and Policies--Repurchase Agreements" in the Statement of Additional Information.



  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Fund's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

  BORROWING AND SECURITIES LENDING


  The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings.


  The Fund does not presently intend to lend securities, except to the extent that the entry into repurchase agreements may be considered securities lending. See "Investment Objective and Policies--Lending of Portfolio Securities" in the Statement of Additional Information.



  SHORT SALES AGAINST-THE-BOX


  The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes; a gain or loss in the Fund's long position will be offset by a gain or loss in its short position. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box during the coming year.

  ILLIQUID SECURITIES


  The Fund may invest up to 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.



  The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."


INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.


  For the fiscal year ended December 31, 1994, the Fund's total expenses as a percentage of average net assets were 1.00%, 1.75% and 1.83% (annualized) of the Fund's Class A, Class B and Class C shares, respectively. See "Financial Highlights."

MANAGER


  PRUDENTIAL MUTUAL FUND MANAGEMENT, INC. (PMF OR THE MANAGER), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE FUND UP TO AND INCLUDING $500 MILLION, .475 OF 1% OF THE NEXT $500 MILLION OF THE AVERAGE DAILY NET ASSETS AND .45 OF 1% OF THE AVERAGE DAILY NET ASSETS IN EXCESS OF $1 BILLION. PMF was incorporated in May 1987 under the laws of the State of Delaware. For the fiscal year ended December 31, 1994, the Fund paid management fees to PMF of .47% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.



  As of January 31, 1995, PMF served as the manager to 39 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 30 closed-end investment companies with aggregate assets of approximately $45 billion.


  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PMF MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER THE SUBADVISORY AGREEMENT BETWEEN PMF AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC OR THE SUBADVISER), PIC FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PMF FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. Under the Management Agreement, PMF continues to have responsibility for all investment advisory services and supervises PIC's performance of such services.

  The current portfolio manager of the Fund is Thomas R. Jackson, a Managing Director of Prudential Equity Management Associates, a unit of PIC, the Fund's Subadviser. Mr. Jackson has responsibility for daily portfolio management and securities selection for the Fund. Mr. Jackson also serves as the portfolio manager of the Common Stock Portfolio of the Prudential Series Fund, which is one of the investment options in a Prudential variable life and annuity product. Mr. Jackson joined PIC in 1990 and has over twenty-five years of professional equity investment management experience. He was formerly co-chief investment officer of Red Oak Advisers and Century Capital Associates, private money management firms, where he managed pension and other accounts for institutions and individuals. He was also with The Dreyfus Corporation where he managed and served as president of the Dreyfus Fund. Mr. Jackson also managed an equity pension investment group at Chase Manhattan Bank.

  Mr. Jackson primarily utilizes a "value" investing style in managing the Fund. Value investing is a disciplined approach which attempts to identify strong companies selling at a discount from their perceived true worth. Mr. Jackson selects stocks for the Fund's portfolio at prices which in his view are temporarily low relative to the company's earnings, assets, cash flow and dividends.


  PMF and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America (Prudential), a major diversified insurance and financial services company.


DISTRIBUTOR

  PRUDENTIAL MUTUAL FUND DISTRIBUTORS, INC. (PMFD), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A SHARES OF THE FUND. IT IS A WHOLLY-OWNED SUBSIDIARY OF PMF.

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR PSI), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS B AND CLASS C SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND SEPARATE DISTRIBUTION AGREEMENTS (THE DISTRIBUTION AGREEMENTS), PMFD AND PRUDENTIAL SECURITIES (COLLECTIVELY, THE DISTRIBUTOR)

INCUR THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses. The State of Texas requires that shares of the Fund may be sold in that state only by dealers or other financial institutions which are registered there as broker-dealers.


  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.


  UNDER THE CLASS A PLAN, THE FUND MAY PAY PMFD FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/ or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. PMFD has agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1995.



  For the fiscal year ended December 31, 1994, PMFD received payments of $636,490 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1994, PMFD also received approximately $1,712,900 in initial sales charges.



  UNDER THE CLASS B AND CLASS C PLANS, THE FUND PAYS PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. Prudential Securities also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."



  For the fiscal year ended December 31, 1994, Prudential Securities incurred distribution expenses of approximately $12,148,000 under the Class B Plan and received $19,019,918 from the Fund under the Class B Plan. In addition, Prudential Securities received approximately $3,369,000 in contingent deferred sales charges from redemptions of Class B shares during the year.



  For the period August 1, 1994 (commencement of operations of Class C shares) through December 31, 1994, Prudential Securities incurred distribution expenses of approximately $26,000 under the Class C Plan and received $7,642 from the Fund under the Class C Plan. In addition, Prudential Securities received approximately $1,000 in contingent deferred sales charges from redemptions of Class C shares during this period.



  For the fiscal year ended December 31, 1994, the Fund paid distribution expenses of .25%, 1.00% and 1.00% (annualized) of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. Prior to August 1, 1994, the Class A and Class B Plans operated as "reimbursement type" plans and, in the case of Class B, provided for the reimbursement of distribution expenses incurred in current and prior years. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of shares of the Fund will be allocated to each class based upon the ratio of sales of each class to the sales of all shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.


  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.



  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers and other persons who distribute shares of the Fund. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.



  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (the NASD), governing maximum sales charges. See "Distributor" in the Statement of Additional Information.



  On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators (with the exception of the Texas Securities
Commissioner, who joined the settlement on January 18, 1994) and the NASD to resolve allegations that from 1980 through 1990 PSI sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, PSI consented to the entry of an SEC Administrative Order which stated that PSI's conduct violated the federal securities laws, directed PSI to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.



  Pursuant to the terms of the SEC settlement, PSI agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.



  In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that PSI committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that PSI complies with the terms of the agreement. If, upon completion of the three year period, PSI has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If, on the other hand, during the course of the three year period, PSI violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, PSI agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain PSI limited partnership interests.



  For  more  detailed   information  concerning  the   foregoing  matters,   see
"Distributor" in the Statement of Additional Information, a copy of which may be obtained at no cost by calling 1-800-225-1852.



  The Fund is not affected by PSI's financial condition and is an entirely separate legal entity from PSI, which has no beneficial ownership therein, and the Fund's assets, which are held by State Street Bank and Trust Company, an independent custodian, are separate and distinct from PSI.

PORTFOLIO TRANSACTIONS


  Prudential Securities may act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company (State Street or the Custodian), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

                         HOW THE FUND VALUES ITS SHARES

  THE FUND'S NET ASSET VALUE PER SHARE OR NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. FOR VALUATION PURPOSES, QUOTATIONS OF FOREIGN SECURITIES IN A FOREIGN CURRENCY ARE CONVERTED TO U.S. DOLLAR EQUIVALENTS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NET ASSET VALUE TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. See "Net Asset Value" in the Statement of Additional Information.

  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the NAV per share of the three classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE


  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS "TOTAL RETURN" (INCLUDING "AVERAGE ANNUAL" TOTAL RETURN AND "AGGREGATE" TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B AND CLASS C SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows how much an investment in the Fund would have increased (decreased)
over a specified period of time (I.E., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The "aggregate" total return reflects actual performance over a stated period of time. "Average annual" total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. "Average annual" total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither "average annual" total return nor "aggregate" total return takes into account any federal or state income taxes which may be payable upon redemption. The "yield" refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then "annualized"; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services-- Reports to Shareholders."


                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND


  THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.


TAXATION OF SHAREHOLDERS


  Any dividends out of net investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28%. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.


  Dividends paid by the Fund are eligible for the 70% dividends-received deduction for corporate shareholders, to the extent that the Fund's income is derived from certain dividends received from domestic corporations. Capital gain distributions are not eligible for the 70% dividends-received deduction.


  Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder on such shares that are held for six months or less.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of Class B or Class C shares for Class A shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.


  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

WITHHOLDING TAXES


  Under the Internal Revenue Code, the Fund generally is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain distributions and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) or who are otherwise subject to backup withholding. Dividends of net investment income and net short-term capital gains to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).


DIVIDENDS AND DISTRIBUTIONS


  THE FUND EXPECTS TO PAY DIVIDENDS OUT OF NET INVESTMENT INCOME, IF ANY, SEMI-ANNUALLY AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY CAPITAL GAINS IN EXCESS OF CAPITAL LOSSES. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."



  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE, OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to Prudential Mutual Fund Services, Inc., Attention: Account Maintenance, P.O. Box 15015, New
Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.



  WHEN THE FUND GOES "EX-DIVIDEND," THE NAV OF EACH CLASS IS REDUCED BY THE AMOUNT OF THE DIVIDEND OR DISTRIBUTION ATTRIBUTABLE TO EACH CLASS. IF YOU BUY SHARES JUST PRIOR TO THE EX-DIVIDEND DATE (WHICH GENERALLY OCCURS FOUR BUSINESS DAYS PRIOR TO THE RECORD DATE), THE PRICE YOU PAY WILL INCLUDE THE DIVIDEND OR DISTRIBUTION AND A PORTION OF YOUR INVESTMENT WILL BE RETURNED TO YOU AS A TAXABLE DIVIDEND OR DISTRIBUTION. YOU SHOULD, THEREFORE, CONSIDER THE TIMING OF DIVIDENDS AND DISTRIBUTIONS WHEN MAKING YOUR PURCHASES.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK


  THE FUND WAS INCORPORATED IN MARYLAND ON OCTOBER 9, 1981. THE FUND IS AUTHORIZED TO ISSUE 750 MILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, DIVIDED INTO THREE CLASSES, DESIGNATED CLASS A, CLASS B AND CLASS C COMMON STOCK, EACH OF WHICH CONSISTS OF 250 MILLION AUTHORIZED SHARES. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class bears different distribution expenses, (ii) each class has exclusive voting rights with respect to its distribution and service plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A Plan to both Class A and Class B shareholders), (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature. See "How the Fund is Managed--Distributor." The Fund has received an order from the SEC permitting the issuance and sale of multiple classes of common stock. Currently, the Fund is offering three classes designated Class A, Class B and Class C shares. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.


  The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders. The Fund's shares do not have cumulative voting rights for the election of Directors.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION


  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND


  YOU MAY PURCHASE SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES, INC. (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. The minimum subsequent investment is $100 for all classes. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment requirement is $50. The minimum initial investment requirement is waived for purchases of Class A shares effected through an exchange of Class B shares of The BlackRock Government Income Trust. All minimum investment requirements are waived for purchases made in connection with the "Best Minds" program sponsored by the Distributor pursuant to which the total dollar amount of a client's investment in the program will be allocated equally among shares of the Fund and other Prudential Mutual Funds. For more information about this program, you should contact your Prudential Securities financial adviser or Prusec representative. See "Shareholder Services" below.


  THE PURCHASE PRICE IS THE NAV NEXT DETERMINED FOLLOWING RECEIPT OF AN ORDER BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES PLUS A SALES CHARGE WHICH, AT YOUR OPTION, MAY BE IMPOSED EITHER (I) AT THE TIME OF PURCHASE (CLASS A SHARES) OR
(II) ON A DEFERRED BASIS (CLASS B OR CLASS C SHARES). SEE "ALTERNATIVE PURCHASE PLAN" BELOW. SEE ALSO "HOW THE FUND VALUES ITS SHARES."

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.


  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.


  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment.


  Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.


  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Equity Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the sales charge alternative (Class A, Class B or Class C shares).

  If you arrange for receipt by State Street of Federal Funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Equity Fund, Inc., Class A, Class B or Class C shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS THREE CLASSES OF SHARES (CLASS A, CLASS B AND CLASS C SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).


                                                      ANNUAL 12B-1 FEES
                                                  (AS A % OF AVERAGE DAILY
                     SALES CHARGE                        NET ASSETS)                     OTHER INFORMATION
           ---------------------------------  ---------------------------------  ---------------------------------
CLASS A    Maximum initial sales charge of    .30 of 1% (Currently being         Initial sales charge waived or
           5% of the public offering price    charged at a rate of .25 of 1%)    reduced for certain purchases
CLASS B    Maximum contingent deferred sales  1%                                 Shares convert to Class A shares
           charge or CDSC of 5% of the                                           approximately seven years after
           lesser of the amount invested or                                      purchase
           the redemption proceeds; declines
           to zero after six years
CLASS C    Maximum CDSC of 1% of the lesser   1%                                 Shares do not convert to another
           of the amount invested or the                                         class
           redemption proceeds on
           redemptions made within one year
           of purchase



  The three classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan,
(ii) each class has exclusive voting rights with respect to its Plan (except as noted under the heading "General Information--Description of Common Stock") and
(iii) only Class B shares have a conversion feature. The three classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A shares.


  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B and Class C shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER  THINGS,
(1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:


  If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.



  If you intend to hold your investment for 7 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 7 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.


  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have your entire purchase price invested initially because the sales charge on Class A shares is deducted at the time of purchase.


  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fees on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fees on the investment, fluctuations in net asset value, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.



  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES. SEE "REDUCTION AND WAIVER OF INITIAL SALES CHARGES" BELOW.


  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                            SALES CHARGE AS    SALES CHARGE AS    DEALER CONCESSION
                             PERCENTAGE OF      PERCENTAGE OF     AS PERCENTAGE OF
AMOUNT OF PURCHASE          OFFERING PRICE     AMOUNT INVESTED     OFFERING PRICE
-------------------------  -----------------  -----------------  -------------------
Less than $25,000                  5.00%              5.26%               4.75%
$25,000 to $49,999                 4.50%              4.71%               4.25%
$50,000 to $99,999                 4.00%              4.17%               3.75%
$100,000 to $249,999               3.25%              3.36%               3.00%
$250,000 to $499,999               2.50%              2.56%               2.40%
$500,000 to $999,999               2.00%              2.04%               1.90%
$1,000,000 and above             None               None                None

  Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.


  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (Benefit Plans), provided that the plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 1,000 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by PSI or its subsidiaries (PSI or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.



  PRUDENTIAL VISTA PROGRAM. Class A shares are offered at net asset value to certain qualified employee retirement benefit plans under Section 401 of the Internal Revenue Code, for which Prudential Defined Contribution Services serves as the recordkeeper, provided that such plan is also participating in the Prudential Vista Program (PruVista Plan), and provided further that (i) for existing plans, the plan has existing assets of at least $1 million and at least 100 eligible employees or participants, and (ii) for new plans, the plan has at least 500 eligible employees or participants. The term "existing assets" for this purpose includes transferable cash and GICs (guaranteed investment contracts) maturing within 4 years.



  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or the PruVista Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.



  OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) Directors and officers of the Fund and other Prudential Mutual Funds, (b) employees of Prudential Securities and PMF and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent, (c) employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (d) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (e) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 90 days of the commencement of the financial adviser's employment at Prudential Securities, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (iii) the financial adviser served as the client's broker on the previous purchases.



  Class A shares may be purchased at net asset value without payment of a sales charge by a unit investment trust (Trust) which is organized and sponsored by Prudential Securities. Additionally, unit holders of the Trust may elect to purchase Class A shares of the Fund at net asset value with proceeds from cash distributions from the Trust under circumstances described in the prospectus of the Trust. At the termination date of the Trust, a unit holder may invest the proceeds from the termination of his units in shares of the Fund at net asset value, provided: (i) that the investment in the Fund is effected within 30 days of such termination; and (ii) that the unit holder or his dealer provides the Distributor with a letter which: (a) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and (b) states that the investment in the Fund is being funded exclusively by the proceeds from the redemption or repurchase of units of the Trust. Such reinvestments of Trust distributions shall be subject to 12b-1 fees.



  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES


  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."


HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds from the Class B shares will be reduced by the amount of any applicable contingent deferred sales charge, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER. IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, Inc., Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.


  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.


  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR OFFICIAL BANK CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the SEC. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the

Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.


  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No contingent deferred sales charge will be imposed on any involuntary redemption.


  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. No sales charge will apply to such repurchases. You will receive PRO RATA credit for any contingent deferred sales charge paid in connection with the redemption of Class B or Class C shares. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities or Prusec, at the time the repurchase privilege is exercised that you are entitled to credit for the contingent deferred sales charge previously paid. Exercise of the repurchase privilege will generally not affect federal income tax treatment of any gain realized upon redemption. If the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, will generally not be allowed for federal income tax purposes.



  CONTINGENT DEFERRED SALES CHARGES



  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.



  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:


                                                                    CONTINGENT DEFERRED SALES
                                                                      CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                                   OF DOLLARS INVESTED OR
PAYMENT MADE                                                           REDEMPTION PROCEEDS
------------------------------------------------------------------  --------------------------
First.............................................................                5.0%
Second............................................................                4.0%
Third.............................................................                3.0%
Fourth............................................................                2.0%
Fifth.............................................................                1.0%
Sixth.............................................................                1.0%
Seventh...........................................................             None


  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares acquired prior to July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF THE CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption of Class B shares following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.


  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (I.E., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.


  You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.



  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.


CONVERSION FEATURE--CLASS B SHARES


  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. It is currently anticipated that conversions will occur during the months of February, May, August and November. Conversions will be effected at relative net asset value without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.



  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.



  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (or 47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.


  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.



  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service that (i) the dividends and other distributions paid on Class A, Class B and Class C shares will not constitute "preferential dividends" under the Internal Revenue Code and
(ii) the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


HOW TO EXCHANGE YOUR SHARES


  AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B AND CLASS C SHAREHOLDERS OF THE FUND MAY EXCHANGE THEIR SHARES FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.


  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.


  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.


  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services, Inc., Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND SHAREHOLDERS SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES, INC., AT THE ADDRESS NOTED ABOVE.


  SPECIAL EXCHANGE PRIVILEGE. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV. See "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above. Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise. It is currently anticipated that this exchange will occur quarterly in February, May, August and November. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1)
amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.


  The Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders.

SHAREHOLDER SERVICES


  In addition to the Exchange Privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:


  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.


  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.


  - TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges" above.

  - REPORTS TO SHAREHOLDERS. The Fund will send to you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at One Seaport Plaza, New York, New York 10292. In addition, monthly unaudited financial data are available upon request from the Fund.

  SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at One Seaport Plaza, New York, New York 10292, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY


  Prudential Mutual Fund Management offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at
(800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.



      TAXABLE BOND FUNDS
Prudential Adjustable Rate Securities Fund, Inc.
Prudential Diversified Bond Fund, Inc.
Prudential GNMA Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
  Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Structured Maturity Fund, Inc.
  Income Portfolio
Prudential U.S. Government Fund
The BlackRock Government Income Trust
     TAX-EXEMPT BOND FUNDS
Prudential California Municipal Fund
  California Series
  California Income Series
Prudential Municipal Bond Fund
  High Yield Series
  Insured Series
  Modified Term Series
Prudential Municipal Series Fund
  Arizona Series
  Florida Series
  Georgia Series
  Hawaii Income Series
  Maryland Series
  Massachusetts Series
  Michigan Series
  Minnesota Series
  New Jersey Series
  New York Series
  North Carolina Series
  Ohio Series
  Pennsylvania Series
Prudential National Municipals Fund, Inc.
     GLOBAL FUNDS
Prudential Europe Growth Fund, Inc.
Prudential Global Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Natural Resources Fund, Inc.
Prudential Intermediate Global Income Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential Short-Term Global Income Fund, Inc.
  Global Assets Portfolio
  Short-Term Global Income Portfolio
Global Utility Fund, Inc.
     EQUITY FUNDS
Prudential Allocation Fund
Conservatively Managed Portfolio
  Strategy Portfolio
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Growth Opportunity Fund, Inc.
Prudential IncomeVertible-Registered Trademark- Fund, Inc.
Prudential Multi-Sector Fund, Inc.
Prudential Strategist Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
  Nicholas-Applegate Growth Equity Fund
     MONEY MARKET FUNDS
-TAXABLE MONEY MARKET FUNDS
Prudential Government Securities Trust
  Money Market Series
  U.S. Treasury Money Market Series
Prudential Special Money Market Fund
  Money Market Series
Prudential MoneyMart Assets
-TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund
Prudential California Municipal Fund
  California Money Market Series
Prudential Municipal Series Fund
  Connecticut Money Market Series
  Massachusetts Money Market Series
  New Jersey Money Market Series
  New York Money Market Series
  -COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund
-INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
  Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

                ------------------------------------------------

                               TABLE OF CONTENTS


                                                                           PAGE
                                                                           ----
FUND HIGHLIGHTS......................................................         2
  Risk Factors and Special Characteristics...........................         2
FUND EXPENSES........................................................         4
FINANCIAL HIGHLIGHTS.................................................         5
HOW THE FUND INVESTS.................................................         8
  Investment Objective and Policies..................................         8
  Hedging and Income Enhancement Strategies..........................         8
  Other Investments and Policies.....................................        14
  Investment Restrictions............................................        15
HOW THE FUND IS MANAGED..............................................        15
  Manager............................................................        16
  Distributor........................................................        16
  Portfolio Transactions.............................................        19
  Custodian and Transfer and Dividend Disbursing Agent...............        19
HOW THE FUND VALUES ITS SHARES.......................................        19
HOW THE FUND CALCULATES PERFORMANCE..................................        19
TAXES, DIVIDENDS AND DISTRIBUTIONS...................................        20
GENERAL INFORMATION..................................................        22
  Description of Common Stock........................................        22
  Additional Information.............................................        22
SHAREHOLDER GUIDE....................................................        23
  How to Buy Shares of the Fund......................................        23
  Alternative Purchase Plan..........................................        24
  How to Sell Your Shares............................................        27
  Conversion Feature--Class B Shares.................................        30
  How to Exchange Your Shares........................................        31
  Shareholder Services...............................................        32
THE PRUDENTIAL MUTUAL FUND FAMILY....................................       A-1


                  -------------------------------------------

MF101A                                                                   4331465


                                      Class A:  744316-10-0
                       CUSIP Nos.:    Class B:  744316-20-6
                                      Class C:  744316-30-8



PRUDENTIAL
EQUITY FUND, INC.
-------------------


                                                                    FEBRUARY 28,
                                                                            1995


                                     [LOGO]

                          PRUDENTIAL EQUITY FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED FEBRUARY 28, 1995

    Prudential Equity Fund, Inc. (the Fund), is an open-end, diversified management investment company whose investment objective is long-term growth of capital. The Fund will seek to achieve this objective by investing primarily in common stocks of major, established corporations which, in the opinion of its investment adviser, are believed to be in sound financial condition and to have prospects of price appreciation greater than broadly based stock indices. The Fund's purchase and sale of put and call options and related short-term trading may result in a high portfolio turnover rate. These activities may be considered speculative and may result in higher risks and costs to the Fund. The Fund may buy and sell certain derivatives, including options on stock and stock indices and futures for the purpose of hedging its securities portfolio pursuant to limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

    The Fund's address is One Seaport Plaza, New York, New York 10292, and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 28, 1995, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                                                                               CROSS- REFERENCE
                                                                                                                  TO PAGE IN
                                                                                                     PAGE         PROSPECTUS
                                                                                                   ---------  -------------------
General Information and History..................................................................        B-2              22
Investment Objective and Policies................................................................        B-2               8
Investment Restrictions..........................................................................       B-11              15
Directors and Officers...........................................................................       B-12              15
Manager..........................................................................................       B-16              16
Distributor......................................................................................       B-17              16
Portfolio Transactions and Brokerage.............................................................       B-20              19
Purchase and Redemption of Fund Shares...........................................................       B-21              23
Shareholder Investment Account...................................................................       B-24              32
Net Asset Value..................................................................................       B-27              19
Performance Information..........................................................................       B-28              19
Dividends, Distributions and Taxes...............................................................       B-30              20
Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants....................       B-31              19
Financial Statements.............................................................................       B-32              --
Report of Independent Accountants................................................................       B-41              --

--------------------------------------------------------------------------------

MF101B

                        GENERAL INFORMATION AND HISTORY

    On May 12, 1983, the shareholders of the Fund approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Chancellor Equity Fund, Inc. to Prudential-Bache Equity Fund, Inc. On November 18, 1993, the shareholders of the Fund approved an amendment to the Fund's Articles of Incorporation to change the Fund's name to Prudential Equity Fund, Inc.

                       INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is long-term growth of capital. The Fund attempts to achieve such objective by investing primarily in common stocks of major, established corporations which, in the opinion of the Fund's investment adviser, are believed to be in sound financial condition and to have prospects of price appreciation greater than broadly based stock indices. The Fund may also invest in preferred stocks and bonds, which have either attached warrants or a conversion privilege into common stocks. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests-- Investment Objective and Policies" in the Prospectus.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDICES, STOCK INDEX FUTURES AND OPTIONS THEREON

    The Fund may purchase put options only on equity securities held in its portfolio and write call options on stocks only if they are covered, and such call options must remain covered so long as the Fund is obligated as a writer. The Fund has undertaken with certain state securities commissions that, so long as shares of the Fund are registered in those states, it will not purchase put and call options on stock indices if, after any such purchase, the aggregate premiums paid for such options would exceed 20% of the Fund's total net assets.

    The Fund may purchase put and call options and write covered call options on
equity  securities  traded  on  securities  exchanges,  on  NASDAQ  or  in   the
over-the-counter market (OTC options).

    The Fund may purchase and write put and call options on stock indices traded on securities exchanges, on NASDAQ or in the over-the-counter market.

    CALL OPTIONS ON STOCK. The Fund may, from time to time, write call options on its portfolio securities. The Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.

    The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option, the Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Fund may not purchase call options on individual stocks except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.

    PUT OPTIONS ON STOCK. The Fund may also purchase put and call options. If the Fund purchases a put option, it has the option to sell a given security at a specified price at any time during the term of the option. If the Fund purchases a call option, it has the option to buy a security at a specified price at any time during the term of the option.

    Purchasing put options may be used as a portfolio investment strategy when the investment adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option.

Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

    STOCK INDEX OPTIONS. Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, any combination of cash, cash equivalents or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, one or more "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, Treasury bills or other high-grade short-term obligations equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash, U.S. Government or other high-grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in  cash,  Treasury  bills  or  other  high-grade  short-term  obligations  in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

    STOCK INDEX FUTURES. The Fund will purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. In instances involving the purchase of stock index futures contracts by the Fund, an amount of cash, cash equivalents and U.S. Government securities, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

    OPTIONS ON STOCK INDEX FUTURES CONTRACTS. In the case of options on stock index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.

    LIMITATIONS ON THE PURCHASE AND SALE OF STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that the Fund may purchase and sell futures and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets.

    RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those exchange traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event it might not be possible to effect closing transactions in particular exchange traded options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    In the case of OTC options, it is not possible to effect a closing transaction in the same manner as exchange traded options because a clearing corporation is not interposed between the buyer and seller of the option. When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the OTC option. Any such cancellation, if agreed to, may require the Fund to pay a premium to the counterparty. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, the Fund could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Fund would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option.

    The Fund may also purchase a "protective put," I.E., a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices in the over-the-counter market.

    As discussed above, an OTC option is a direct contractual relationship with another party. Consequently, in entering into OTC options, the Fund will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such an event, the Fund may lose the benefit of the transaction. Consequently, the value of an OTC option to the Fund is dependent upon the financial viability of the counterparty. If the Fund decides to enter into transactions in OTC options, the Subadviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

    OTC options may also be illiquid securities with respect to which no secondary market exists. The Fund may not be able to effect closing transactions for such options. The staff of the SEC has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund and the counterparty have provided for the Fund at its election to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

    RISKS OF OPTIONS ON INDICES. The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. The investment adviser currently uses such techniques in conjunction with the management of other mutual funds.

    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index, for example, the S&P 100 or S&P 500 index option.

    Trading in index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time a number of additional index option contracts have been introduced including options on industry indices. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stocks.

    SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described above under "Limitations on the Purchase and Sale of Stock Options, Options on Stock Indices, Stock Index Futures and Options Thereon."

    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

    RISKS OF TRANSACTIONS IN OPTIONS ON STOCK INDEX FUTURES. There are several risks in connection with the use of options on stock index futures contracts as a hedging device. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of interest rates and other factors affecting markets for securities may still not result in a successful hedging transaction.

    Futures prices often are extremely volatile so successful use of options on stock index futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets, changes in supply and demand, interest rates, international political and economic policies, and other factors affecting the stock market generally. For example, if the Fund has hedged against the possibility of a decrease in an index which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, then the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements at a time when it is disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.

    The hours of trading of options on stock index futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    Options on stock index futures contracts are highly leveraged and the specific market movements of the contract underlying an option cannot be predicted. Options on futures must be bought and sold on exchanges. Although the exchanges provide a means of selling an option previously purchased or of liquidating an option previously written by an offsetting purchase, there can be no assurance that a liquid market will exist for a particular option at a particular time. If such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    Since investments in foreign companies will usually involve currencies of foreign countries, and since the Fund may hold funds in bank deposits in foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

    The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. The Fund's Custodian will place cash or liquid equity or debt securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN OPTIONS ON FOREIGN CURRENCIES

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.

RISKS OF OPTIONS ON FOREIGN CURRENCIES

    Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described in the Prospectus under "How the Fund Invests--Other Investments and Policies," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantities of currency underlying option contracts represent odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS ON FOREIGN CURRENCIES

    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or Subadviser may still not result in a successful hedging transaction.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, French Franc, Japanese Yen, Swiss Franc, DeutscheMark and Eurodollars.

    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if the Fund has hedged against the possibility of an increase in the price of securities in its portfolio and price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

OPTIONS ON FUTURES CONTRACTS

    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. Currently options are available with respect to futures contracts on the Australian Dollar, British Pound, Canadian Dollar, French Franc, Japanese Yen, Swiss Franc, DeutscheMark and Eurodollar.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

LIMITATIONS ON PURCHASE AND SALE OF OPTIONS ON FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES

    The Fund will write put options on foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or short-term investments equal to the aggregate exercise price of the puts. The Fund will not (a) write puts having aggregate exercise prices greater than 25% of total net assets; or (b) purchase (i) put options on currencies or futures contracts on foreign currencies or (ii) call options on foreign currencies if, after any such purchase, the aggregate premiums paid for such options would exceed 10% of the Fund's total net assets.

    The Fund intends to engage in futures contracts and options on futures contracts as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases. The Fund also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

POSITION LIMITS

    Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

PORTFOLIO TURNOVER

    The Fund has no fixed policy with respect to portfolio turnover; however, as a result of the Fund's investment policies, its portfolio turnover rate may exceed 100% although it is not expected to exceed 200%. The portfolio turnover rate is, generally, the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the portfolio. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase its turnover rate and incur greater brokerage commissions and other transaction costs, which are borne directly by the Fund. See "Portfolio Transactions and Brokerage."

LENDING OF PORTFOLIO SECURITIES

    The Fund may lend its portfolio securities to broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund does not intend to lend its portfolio securities during the coming year.

ILLIQUID SECURITIES

    The Fund may not invest more than 10% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the
NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    1. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.

    2. Make short sales of securities except short sales against-the-box (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

    3. Concentrate its investments in any one industry (no more than 25% of the Fund's total assets will be invested in any one industry).

    4. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For the purpose of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase and sale of options, futures contracts and forward foreign currency exchange contracts and collateral arrangements with respect to the purchase and sale of options, futures contracts, options on futures contracts and forward foreign currency exchange contracts are not deemed to be the issuance of a senior security or a pledge of assets.

    5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of any one issuer.

    6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

    7. Buy or sell commodities or commodity contracts or real estate or interests in real estate except that the Fund may purchase and sell stock index futures contracts, options thereon and forward foreign currency exchange contracts and securities which are secured by real estate and securities of companies which invest or deal in real estate.

    8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    9.  Make investments for the purpose of exercising control or management.

    10. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    11. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stock of companies which invest in or sponsor such programs.

    12. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (such loans being limited to 10% of the Fund's total assets). (The purchase of a portion of an issue of securities distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.)

    In order to comply with certain state "blue sky" restrictions, the Fund will not as a matter of operating policy:

    1.  Invest in oil, gas and mineral leases.

    2. Purchase warrants if as a result the Fund would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the Fund's net assets (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

    3. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or Director of the Fund or the Fund's Manager or Subadviser (as defined below) owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

    4. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, or securities of issuers which are restricted as to disposition, if more than 15% of its total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    5. Invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and in equity securities of issuers which are not readily marketable.

    6. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             DIRECTORS AND OFFICERS


                              POSITION               PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE         WITH FUND             DURING PAST FIVE YEARS
---------------------------------------------------------------------------------
Edward D. Beach (70)          Director        President and Director of BMC Fund,
c/o Prudential Mutual                          Inc., a closed-end investment
Fund                                           company; formerly Vice Chairman of
Management, Inc.                               Broyhill Furniture Industries,
One Seaport Plaza                              Inc.; Certified Public Accountant;
New York, NY                                   Secretary and Treasurer of
                                               Broyhill Family Foundation Inc.;
                                               Member of the Board of Trustees of
                                               Mars Hill College; President and
                                               Director of The High Yield Plus
                                               Fund, Inc. and First Financial
                                               Fund, Inc.; Director of The Global
                                               Government Plus Fund, Inc. and The
                                               Global Total Return Fund, Inc.
Eugene C. Dorsey (68)         Director        Retired President, Chief Executive
c/o Prudential Mutual                          Officer and Trustee of the Gannett
Fund Management, Inc.                          Foundation (now Freedom Forum);
One Seaport Plaza                              former Publisher of four Gannett
New York, NY                                   newspapers and Vice President of
                                               Gannett Company; past Chairman,
                                               Independent Sector (national
                                               coalition of philanthropic
                                               organizations); former Chairman of
                                               the American Council for the Arts;
                                               Director of the Advisory Board of
                                               Chase Manhattan Bank of Rochester.
Delayne Dedrick Gold          Director        Marketing and Management
(56)                                           Consultant.
c/o Prudential Mutual
Fund Management, Inc.
One Seaport Plaza
New York, NY

NAME, ADDRESS       POSITION             PRINCIPAL OCCUPATIONS
AND AGE            WITH FUND             DURING PAST FIVE YEARS
------------------------------------------------------------------------

*Harry A.           Director    Senior Director (since January 1986) of
Jacobs, Jr. (73)                 Prudential Securities Incorporated
One Seaport                      (Prudential Securities); formerly
Plaza                            Interim Chairman and Chief Executive
New York, NY                     Officer of PMF (June-September 1993);
                                 formerly Chairman of the Board of
                                 Prudential Securities (1982-1985) and
                                 Chairman of the Board and Chief
                                 Executive Officer of Bache Group Inc.
                                 (1977-1982); Director of the Center for
                                 National Policy, The First Australia
                                 Fund, Inc., The First Australia Prime
                                 Income Fund, Inc., The Global
                                 Government Plus Fund, Inc. and The
                                 Global Total Return Fund, Inc.; Trustee
                                 of The Trudeau Institute.

*Lawrence C.     President and  Vice Chairman of PMF (since 1988);
McQuade (67)        Director     Managing Director, Investment Banking
One Seaport                      of Prudential Securities (1988-1991);
Plaza                            Director, Czech and Slovak American
New York, NY                     Enterprise Fund (since October 1994),
                                 Quixote Corporation (since February
                                 1992) and BUNZL, PLC (since June 1991);
                                 formerly Director of Crazy Eddie Inc.
                                 (1987-1990) and of Kaiser Tech., Ltd.,
                                 and Kaiser Aluminum and Chemical Corp.
                                 (March 1987-November 1988); formerly
                                 Executive Vice President and Director
                                 of W.R. Grace & Company; President and
                                 Director of The High Yield Income Fund,
                                 Inc., The Global Total Return Fund,
                                 Inc. and The Global Government Plus
                                 Fund, Inc.

Thomas T. Mooney     Director   President of Greater Rochester Metro
(53)                             Chamber of Commerce; former Rochester
c/o Prudential                   City Manager; Trustee of Center for
Mutual                           Governmental Research, Inc.; Director
Fund Management,                 of Blue Cross of Rochester, Monroe
Inc.                             County Water Authority, Rochester Jobs,
One Seaport                      Inc., Executive Service Corps of
Plaza                            Rochester, Monroe County Industrial
New York, NY                     Development Corporation, Northeast
                                 Midwest Institute, First Financial
                                 Fund, Inc., The Global Government Plus
                                 Fund, Inc., The Global Total Return
                                 Fund, Inc. and The High Yield Plus
                                 Fund, Inc.

Thomas H.           Director    President, O'Brien Associates (financial
O'Brien (70)                     and management consultants) (since
c/o Prudential                   April 1984); formerly, President of
Mutual                           Jamaica Water Securities Corp. (holding
Fund Management,                 company) (February 1989-August 1990);
Inc.                             Director (September 1987-April 1991)
One Seaport                      and Chairman of the Board and Chief
Plaza                            Executive Officer (September
New York, NY                     1987-February 1989) of Jamaica Water
                                 Supply Company; formerly, Director of
                                 TransCanada Pipelines U.S.A. Ltd.
                                 (1984-June 1989) and Winthrop
                                 University Hospital (November 1978-June
                                 1988); Director of Ridgewood Savings
                                 Bank and Yankee Energy System, Inc.;
                                 Secretary and Trustee of Hofstra
                                 University.

NAME, ADDRESS       POSITION             PRINCIPAL OCCUPATIONS
AND AGE            WITH FUND             DURING PAST FIVE YEARS
------------------------------------------------------------------------
*Richard A.     Director        President, Chief Executive Officer and
Redeker (51)                     Director (since October 1993), PMF;
One Seaport                      Executive Vice President, Director and
Plaza                            Member of Operating Committee (since
New York, NY                     October 1993), Prudential Securities;
                                 Director (since October 1993) of
                                 Prudential Securities Group, Inc.
                                 (PSG); Executive Vice President, The
                                 Prudential Investment Corporation
                                 (since July 1994); Director (since
                                 January 1994) of Prudential Mutual Fund
                                 Distributors, Inc. (PMFD) and
                                 Prudential Mutual Fund Services, Inc.
                                 (PMFS); formerly Senior Executive Vice
                                 President and Director of Kemper
                                 Financial Services, Inc. (September
                                 1978-September 1993); Director of The
                                 Global Government Plus Fund, Inc., The
                                 Global Total Return Fund, Inc. and The
                                 High Yield Income Fund, Inc.
Nancy H. Teeters Director       Economist; formerly Vice President and
(64)                             Chief Economist (March 1986-June 1990)
c/o Prudential                   of International Business Machines
Mutual                           Corporation; Member of the Board of
Fund Management,                 Governors of the Horace H. Rackham
Inc.                             School of Graduate Studies of the
One Seaport                      University of Michigan; Director of
Plaza                            Inland Steel Corporation (since 1991),
New York, NY                     First Financial Fund, Inc. and The
                                 Global Total Return Fund, Inc.
David W. Drasnin Vice President Vice President and Branch Manager of
(58)                             Prudential Securities.
39 Public Square
Wilkes-Barre, PA
Robert F. Gunia Vice President  Chief Administrative Officer (since July
(48)                             1990), Director (since January 1989)
One Seaport                      and Executive Vice President, Treasurer
Plaza                            and Chief Financial Officer (since June
New York, NY                     1987) of PMF; Senior Vice President
                                 (since March 1987) of Prudential
                                 Securities; Executive Vice President,
                                 Treasurer and Comptroller (since March
                                 1991) of PMFD; Director (since June
                                 1987) of PMFS; Vice President and
                                 Director of The Asia Pacific Fund, Inc.
                                 (since 1989).
S. Jane Rose    Secretary       Senior Vice President (since January
(49)                             1991), Senior Counsel (since June 1987)
One Seaport                      and First Vice President (June
Plaza                            1987-December 1990) of PMF; Senior Vice
New York, NY                     President and Senior Counsel (since
                                 July 1992) of Prudential Securities;
                                 formerly Vice President and Associate
                                 General Counsel of Prudential
                                 Securities.
Eugene S. Stark Treasurer and   First Vice President (since January
(37)             Principal       1990) of PMF.
One Seaport      Financial and
Plaza            Accounting
New York, NY     Officer
Deborah A. Docs Assistant       Vice President (since January 1993),
(37)             Secretary       Associate Vice President (January
One Seaport                      1990-December 1992) and Assistant
Plaza                            General Counsel (since November 1991)
New York, NY                     of PMF; Vice President (since January
                                 1993), Associate Vice President
                                 (January 1992-December 1992) and
                                 Associate General Counsel (since
                                 January 1993) of Prudential Securities.

------------------------
* "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities or PMF.


    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Mutual Fund Distributors, Inc.

    The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Fund pays each of its Directors who is not an affiliated person of PMF annual compensation of $7,500, in addition to certain out-of-pocket expenses.

    Directors may receive their Director's fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Fund's obligation to make payments of deferred Director's fees, together with interest thereon, is a general obligation of the Fund. Mr. Dorsey elected to receive his Director's fee pursuant to a deferred fee agreement with the Fund for the fiscal year ended December 31, 1994.

    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1994 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and the Board of any other investment companies managed by Prudential Mutual Fund Management, Inc. (Fund Complex) for the calendar year ended December 31, 1994.

                               COMPENSATION TABLE


                                                                                                              TOTAL
                                                                     PENSION OR                           COMPENSATION
                                                                     RETIREMENT                             FROM FUND
                                                     AGGREGATE    BENEFITS ACCRUED    ESTIMATED ANNUAL      AND FUND
                                                   COMPENSATION    AS PART OF FUND      BENEFITS UPON     COMPLEX PAID
NAME AND POSITION                                    FROM FUND        EXPENSES           RETIREMENT       TO DIRECTORS
-------------------------------------------------  -------------  -----------------  -------------------  -------------
Edward D. Beach, Director                            $   7,500             None                 N/A        $   159,000(20)**
Eugene C. Dorsey, Director                           $   7,500             None                 N/A        $    61,000*(7)**
Delayne Dedrick Gold, Director                       $   7,500             None                 N/A        $   185,000(24)**
Thomas T. Mooney, Director                           $   7,500             None                 N/A        $   126,000(15)**
Thomas H. O'Brien, Director                          $   7,500             None                 N/A        $    44,000(6)**
Nancy H. Teeters, Director                           $   7,500             None                 N/A        $    95,000(12)**


 * All compensation for the calendar year ended December 31, 1994 represents deferred compensation. Aggregate compensation from the Fund for the fiscal year ended December 31, 1994, including accrued interest, amounted to $7,914. Aggregate compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1994, including accrued interest, amounted to approximately $63,500.

** Indicates number of funds in Fund Complex (including the Fund) to which aggregate compensation relates.


    As of January 27, 1995, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of common stock of the Fund.

    As of January 27, 1995, the only beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of common stock of the Fund were The Foundation for Jewish Philanthropy, James Stovroff Annuity Tr, 787 Delaware Ave., Buffalo, NY 14209-2096, which held 16,891 Class C shares of the Fund (5.5%); and The Foundation for Jewish Philanthropy, Haskell Stovroff Annuity Tr, 787 Delaware Ave., Buffalo, NY 14209-2096, which held 16,891 Class C shares of the Fund (5.5%).

    As of January 27, 1995, Prudential Securities was the record holder for other beneficial owners of 8,780,771 Class A shares (or 39% of the outstanding Class A shares), 91,372,923 Class B shares (or 61% of the outstanding Class B shares) and 246,909 Class C shares (or 81% of the outstanding Class C shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                    MANAGER

    The manager of the Fund is Prudential Mutual Fund Management, Inc. (PMF or the Manager), One Seaport Plaza, New York, New York 10292. PMF serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 1995, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $45 billion and, according to the Investment Company Institute, as of August 31, 1994, the Prudential Mutual Funds were the 12th largest family of mutual funds in the United States.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian), the Fund's custodian, and Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

    For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $500 million, .475 of 1% of the Fund's average daily net assets from $500 million to $1 billion and .45 of 1% of the Fund's average daily net assets in excess of $1 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended December 31, 1994. Currently, the Fund believes that the most restrictive expense limitation of state securities commissions is 2 1/2% of the Fund's average daily net assets up to $30 million, 2% of the next $70 million of such assets and 1 1/2% of such assets in excess of $100 million.

    In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

    (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment  Corporation
(PIC) pursuant to the subadvisory agreement between PMF and PIC (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 4, 1994 and by shareholders of the Fund on April 29, 1988.

    For the fiscal years ended December 31, 1994, 1993 and 1992, PMF received management fees of $10,083,085, $8,086,967 and $5,565,827, respectively.

    PMF has entered into the Subadvisory Agreement with PIC (the Subadviser). The Subadvisory Agreement provides that PIC will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIC is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PIC's performance of such services. PIC is reimbursed by PMF for the reasonable costs and expenses incurred by PIC in furnishing those services.

    The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 4, 1994, and by shareholders of the Fund on April 29, 1988.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PIC upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

    The Manager and the Subadviser are subsidiaries of The Prudential Insurance Company of America (Prudential) which, as of December 31, 1993, is one of the largest financial institutions in the world and the largest insurance company in North America. Prudential has been engaged in the insurance business since 1875. In July 1994, INSTITUTIONAL INVESTOR ranked Prudential the second largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1993.

                                  DISTRIBUTOR

    Prudential Mutual Fund Distributors, Inc. (PMFD), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class A shares of the Fund. Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Class B and Class C shares of the Fund.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and separate distribution agreements (the Distribution Agreements), PMFD and Prudential Securities (collectively, the Distributor) incur the expenses of distributing the Fund's Class A, Class B and Class C shares, respectively. See "How the Fund is Managed--Distributor" in the Prospectus.

    Prior to January 22, 1990, the Fund offered only one class of shares (the then existing Class B shares). On October 19, 1989, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On May 6, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved modifications to the Fund's Class A and Class B

Plans and Distribution Agreements to conform them to recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to
 .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 4, 1994. The Class A Plan was approved by the Class A shareholders on December 19, 1990. The Class B Plan was approved by shareholders of the Fund on January 11, 1990. On May 6, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 4, 1994. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

    CLASS A PLAN. For the fiscal year ended December 31, 1994, PMFD received payments of $636,490 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1994, PMFD also received approximately $1,712,900 in initial sales charges.

    CLASS B PLAN. For the fiscal year ended December 31, 1994, Prudential Securities received approximately $19,019,918 from the Fund under the Class B Plan and spent approximately $12,148,200 in distributing the Class B shares. It is estimated that of the latter amount, approximately 2.0% ($236,200) was spent on printing and mailing of prospectuses to other than current shareholders; 28.3% ($3,434,000) was spent on compensation to Pruco Securities Corporation (Prusec), an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Class B shares; 3.0% ($365,400) on interest and/or carrying charges; and 66.7% ($8,112,600) was spent on the aggregate of (i) commission credits to Prudential Securities branch offices, for payments of commissions and account servicing fees to financial advisers (29.3% or $3,560,400) and (ii) an allocation on account of overhead and other branch office distribution-related expenses (37.4% or $4,552,200). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the Prudential Securities branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1994, Prudential Securities received approximately $3,369,000 in contingent deferred sales charges.

    CLASS C PLAN. For the period August 1, 1994 (inception of Class C shares) through December 31, 1994, Prudential Securities received $7,642 from the Fund under the Class C Plan and spent approximately $26,000 in distributing the Fund's Class C shares. Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the period August 1, 1994 (inception of Class C shares) through December 31, 1994, Prudential Securities received approximately $1,000 in contingent deferred sales charges.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to each Distribution Agreement, the Fund has agreed to indemnify PMFD and Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. Each Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 4, 1994.

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund's shareholders rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through
December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990.
Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. (PSG) and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities, options on such securities and stock indices and stock index futures contracts and options thereon for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Purchases and sales of securities, options and futures on an exchange or board of trade are effected through brokers or futures commission merchants who charge a negotiated commission for their services. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities (or any affiliate) acts as principal. Thus, it will not deal in over-the-counter securities with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arms-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Section 11(a) provides that Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities, for the three-year period ended December 31, 1994.

                                             FISCAL YEAR ENDED DECEMBER 31,
                                          -------------------------------------
                  ITEM                       1994          1993         1992
----------------------------------------  -----------   -----------   ---------
Total brokerage commissions paid by the
 Fund...................................  $ 1,314,799   $ 1,616,768   $ 927,127
Total brokerage commissions paid to
 Prudential Securities..................      102,378       351,201     355,900
Percentage of total brokerage
 commissions paid to Prudential
 Securities.............................          7.8%         21.7%       38.4%

    The Fund effected approximately 8.0% of the total dollar amount of its transactions involving the payment of commissions through Prudential Securities during the year ended December 31, 1994. Of the total brokerage commissions paid during that period, $1,119,331 (or 85%) were paid to firms which provided research, statistical or other services to the Manager. PMF has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

    Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class bears the separate expenses of its Rule 12b-1 distribution and service plan (ii) each class has exclusive voting rights with respect to its plan (except that the Fund has agreed with the SEC in connection with the offering of a conversion feature on Class B shares to submit any amendment of the Class A distribution and service plan to both Class A and Class B shareholders) and (iii) only Class B shares have a conversion feature. See "Distributor." Each class also has separate exchange privileges. See "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 5% and Class B* and Class C* shares of the Fund are sold at net asset value. Using the Fund's net asset value at December 31, 1994, the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value and redemption price per Class A share...................  $    13.24
Maximum sales charge (5% of offering price)..............................         .70
                                                                           ---------
Maximum offering price to public.........................................  $    13.94
                                                                           ---------
                                                                           ---------
CLASS B
Net asset value, offering price and redemption price per Class B
 share*..................................................................  $    13.24
                                                                           ---------
                                                                           ---------
CLASS C
Net asset value, offering price and redemption price per Class C
 share*..................................................................  $    13.24
                                                                           ---------
                                                                           ---------

        --------------------
        * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds. All shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal, except in the case of retirement and group plans.

    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

    The contingent deferred sales charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of the Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                             REQUIRED DOCUMENTATION
Death                                          A copy of the shareholder's death certificate
                                               or, in the  case of  a trust, a  copy of  the
                                               grantor's  death certificate, plus  a copy of
                                               the trust agreement identifying the grantor.

Disability--An individual will be  considered  A  copy of the Social Security Administration disabled if he or she is unable to engage  in  award  letter or a letter from a physician on any substantial gainful activity by reason of  the physician's letterhead  stating that  the any medically determinable physical or mental  shareholder  (or, in the case of a trust, the impairment which can be expected to result in  grantor) is permanently disabled. The  letter
death   or  to   be  of   long-continued  and  must also indicate the date of disability.
indefinite duration.

Distribution from an IRA or 403(b)  Custodial  A  copy  of  the distribution  form  from the
Account                                        custodial firm  indicating  (i) the  date  of
                                               birth  of the  shareholder and  (ii) that the
                                               shareholder is over age 59 1/2 and is  taking
                                               a    normal   distribution--signed   by   the
                                               shareholder.

Distribution from Retirement Plan              A letter signed by the plan
                                               administrator/trustee indicating  the  reason
                                               for the distribution.

Excess Contributions                           A letter from the shareholder (for an IRA) or
                                               the  plan  administrator/trustee  on  company
                                               letterhead  indicating  the  amount  of   the
                                               excess  and  whether or  not taxes  have been
                                               paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                                                                 CONTINGENT DEFERRED SALES CHARGE
                                                                               AS A PERCENTAGE OF DOLLARS INVESTED
                                                                                      OR REDEMPTION PROCEEDS
YEAR SINCE PURCHASE                                                        --------------------------------------------
PAYMENT MADE                                                                $500,001 TO $1 MILLION     OVER $1 MILLION
-------------------------------------------------------------------------  -------------------------  -----------------

First....................................................................                3.0%                   2.0%

Second...................................................................                2.0%                   1.0%

Third....................................................................                1.0%                     0%

Fourth and thereafter....................................................                  0%                     0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If delivery of a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. A shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in this particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

    The following  money  market  funds  participate in  the  Class  A  Exchange
Privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets
       Prudential Tax-Free Money Fund

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, a money market fund. No CDSC will be payable upon such exchange of Class B shares, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven-year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $4,800 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2007, the cost of four years at a private college could reach $163,000 and over $97,000 at a public university.(1)
------------------------

(1) Source information concerning the costs of education at public universities is available from The College Board Annual Survey of Colleges, 1992. Information about the costs of private colleges is from the Digest of Education Statistics, 1992; The National Center for Educational Statistics; and the U.S. Department of Education. Average costs for private institutions include tuition, fees, room and board.

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:         $100,000     $150,000     $200,000     $250,000
--------------------------  -----------  -----------  -----------  -----------
25 Years..................   $     110    $     165    $     220    $     275
20 Years..................         176          264          352          440
15 Years..................         296          444          592          740
10 Years..................         555          833        1,110        1,388
 5 Years..................       1,371        2,057        2,742        3,428
See "Automatic Savings Accumulation Plan."

------------------------
(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide-- How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not generally be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. Withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) Plan, self-directed individual retirement accounts and "tax sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, their administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.
                          TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS              PERSONAL
MADE OVER:                 SAVINGS       IRA
------------------------  ----------  ----------
10 years................  $   26,165  $   31,291
15 years................      44,675      58,649
20 years................      68,109      98,846
25 years................      97,780     157,909
30 years................     135,346     244,692

------------------------
(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

                                NET ASSET VALUE

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

    Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

    Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected, however, that the net asset value per share of each class will tend to converge immediately after the recording of dividends which will differ by approximately the amount of the distribution-related expense accrual differential among the classes.

    In the event that the New York Stock Exchange or the national securities exchanges on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board of Directors of the Fund will reconsider the time at which net asset value is computed. In addition, the Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the Securities and Exchange Commission or its staff.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

    Where:  P = a hypothetical initial payment of $1,000.
            T = average annual total return.
            n = number of years.
            ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The average annual total return for Class A shares for the one year and since inception (January 22, 1990) periods ended December 31, 1994 was -2.7% and 11.4%, respectively. The average annual total return for Class B shares of the Fund for the one, five and ten year periods ended on December 31, 1994 were -3.4%, 10.3% and 14.3%, respectively. The average annual total return for Class C shares for the since inception (August 1, 1994) period ended December 31, 1994 was -1.0%.

    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B and Class C shares. See "How the Fund Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                           ERV - P
               T =         -------
                              P

    Where: P = a hypothetical initial payment of $1000.
           T = aggregate total return.
           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any applicable initial or contingent deferred sales charges or federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    The aggregate total return for Class A shares for the one year and since inception periods ended on December 31, 1994 was 2.4% and 79.5%, respectively. The aggregate total return for Class B shares for the one, five and ten year periods ended on December 31, 1994 was 1.60%, 64.1% and 279.1%, respectively. The aggregate total return for Class C shares for the since inception period ended December 31, 1994 was 0%.

    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B and Class C shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

    Where:  a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. The yield for the Class A, Class B and Class C shares for the 30-day period ended December 31, 1994 was 1.68%, 1.04% and 1.04%, respectively.

    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)

                                    [CHART]

                                [LOGO]

    (1) Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1993 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

    The Fund intends to declare semi-annual dividends of the Fund's net investment income. Net capital gains, if any, will be distributed at least annually. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. Distributions will be paid in additional Fund shares based on net asset value, unless the shareholder elects in writing not less than five full business days prior to the record date to receive such distributions in cash.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B and Class C shares. See "Net Asset Value."

    The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. Under Subchapter M the Fund is not subject to federal income taxes on the taxable income it distributes to shareholders, provided that it distributes to shareholders each year at least 90% of its net investment income and net short-term capital gains in excess of net long-term capital losses, if any. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that the Fund (a) derive at least 90% of its gross income from dividends, interest, proceeds from securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of the Fund's income in compliance with these requirements. As a result, it is anticipated that the Fund will not be subject to the excise tax.

    The "straddle" provisions of the Internal Revenue Code may also affect the taxation of the Fund's transactions in options on securities, stock index futures and options on futures and limit the deductibility of any loss from the disposition of a position to the extent of the unrealized gain on any offsetting position. Further, any position in the straddle (e.g., a put option acquired by the Fund) may affect the holding period of the offsetting position for purposes of the 30% of gross income test described above, and accordingly the Fund's ability to enter into straddles and dispose of the offsetting positions may be limited.

    Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any taxable ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her shares.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    PENNSYLVANIA PERSONAL PROPERTY TAX. The Fund has received a written letter of determination from the Pennsylvania Department of Revenue that the Fund will be subject to the Pennsylvania foreign franchise tax. Accordingly, it is believed that Fund shares are exempt from Pennsylvania personal property taxes. The Fund anticipates that it will continue such business activities but reserves the right to suspend them at any time, resulting in the termination of the exemption.

    OTHER TAX INFORMATION. The Fund may also be subject to state or local tax in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

    Prudential Mutual Fund Services, Inc. (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended December 31, 1994, the Fund incurred fees of $2,755,000 for the services of PMFS.

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

PRUDENTIAL EQUITY FUND, INC.              Portfolio of Investments
                                                 December 31, 1994

                                              Value
Shares                Description            (Note 1)
             LONG-TERM INVESTMENTS--93.0%
             Common Stocks--91.9%
             Aerospace/Defense--3.5%
   207,800   Lockheed Corp...............  $ 15,091,475
   870,000   Loral Corp..................    32,951,250
   500,000   United Technologies Corp....    31,437,500
                                           ------------
                                             79,480,225
                                           ------------
             Automobiles & Trucks--4.6%
 1,000,000   Chrysler Corp...............    49,000,000
   800,000   Ford Motor Co...............    22,400,000
   600,000   General Motors Corp.........    25,350,000
   404,800   Navistar International
               Corp.*....................     6,122,600
                                           ------------
                                            102,872,600
                                           ------------
             Banks & Financial Services--13.0%
 1,800,000   American Express Co.........    53,100,000
   800,000   American General Corp.......    22,600,000
   700,000   Bank of New York Co.,
               Inc.......................    20,300,000
   500,000   BankAmerica Corp............    19,750,000
   600,000   Chase Manhattan Corp........    20,625,000
   600,000   Comerica, Inc...............    14,625,000
 1,000,000   Dean Witter Discover &
               Co........................    33,875,000
   177,000   First America Bank Corp.....     5,310,000
 1,000,000   Great Western Financial
               Corp......................    16,000,000
   800,000   Lehman Brothers Holdings,
               Inc.......................    11,800,000
   292,505   Mellon Bank Corp............     8,957,965
   256,500   Mercantile Bankshares
               Corp......................     5,033,812
   250,000   Morgan (J.P.) & Co., Inc....    14,000,000
   300,000   NationsBank Corp............    13,537,500
   225,000   Republic New York Corp......    10,181,250
   600,000   Salomon, Inc................    22,500,000
                                           ------------
                                            292,195,527
                                           ------------
             Chemicals--1.7%
   555,500   IMC Fertilizer Group,
               Inc.......................    24,025,375
   500,000   Wellman, Inc................    14,125,000
                                           ------------
                                             38,150,375
                                           ------------
             Commercial Services--0.4%
   600,000   AAR Corp....................  $  8,025,000
                                           ------------
             Computer Hardware--9.5%
   800,000   Amdahl Corp.................     8,800,000
   800,000   Comdisco, Inc...............    18,500,000
 2,300,000   Digital Equipment Corp.*....    76,475,000
   412,900   Gerber Scientific, Inc......     5,367,700
   150,000   Hewlett-Packard Co..........    14,981,250
   300,000   International Business
               Machines Corp.............    22,050,000
 1,368,300   Tandy Corp..................    68,586,038
                                           ------------
                                            214,759,988
                                           ------------
             Construction & Housing--0.6%
   550,000   Centex Corp.................    12,512,500
                                           ------------
             Diversified Consumer Products--5.2%
   400,000   Eastman Kodak Co............    19,100,000
   750,000   Gibson Greetings, Inc.......    11,062,500
   500,000   ITT Corp....................    44,312,500
   500,000   Loews Corp..................    43,437,500
                                           ------------
                                            117,912,500
                                           ------------
             Drugs & Medical Supplies--3.0%
 2,000,000   Baxter International,
               Inc.......................    56,500,000
   400,000   Upjohn Co...................    12,300,000
                                           ------------
                                             68,800,000
                                           ------------
             Electric Power--0.9%
   170,000   American Electric Power,
               Inc.......................     5,588,750
   570,000   General Public Utilities
               Corp......................    14,962,500
                                           ------------
                                             20,551,250
                                           ------------
             Electronics--1.3%
   300,000   Avnet, Inc..................    11,100,000
    15,000   Harris Computer Systems,
               Inc.......................       183,750
   300,000   Harris Corp.................    12,750,000
   145,000   Varian Associates, Inc......     5,075,000
                                           ------------
                                             29,108,750
                                           ------------

                                      B-32    See Notes to Financial Statements.

PRUDENTIAL EQUITY FUND, INC.

                                              Value
Shares                Description            (Note 1)
             Energy Equipment & Services--0.7%
   500,000   BJ Services Co.*............  $  8,437,500
 1,300,000   Noram Energy Corp...........     6,987,500
                                           ------------
                                             15,425,000
                                           ------------
             Forest Products--6.9%
   400,000   International Paper Co......    30,150,000
   550,000   James River Corp. of
               Virginia..................    11,137,500
   125,000   Rayonier, Inc...............     3,812,500
 1,600,000   Scott Paper Co..............   110,600,000
                                           ------------
                                            155,700,000
                                           ------------
             Hospitals--4.6%
   649,700   American Medical Holdings,
               Inc.*.....................    15,674,013
    39,400   Beverly Enterprises,
               Inc.*.....................       566,375
   400,000   Columbia Healthcare Corp....    14,600,000
   800,000   Foundation Health Corp.*....    24,800,000
   459,500   Hillhaven Corp.*............     9,764,375
 2,665,000   National Medical
               Enterprises, Inc.*........    37,643,125
                                           ------------
                                            103,047,888
                                           ------------
             Insurance--13.3%
 1,000,000   Alexander & Alexander
               Services, Inc.............    18,500,000
   600,000   Chubb Corp..................    46,425,000
   500,000   Citizens Corp...............     8,500,000
 2,200,000   Continental Corp............    41,800,000
   406,600   Emphesys Financial Group,
               Inc.......................    12,909,550
 1,132,700   First Colony Corp...........    25,344,162
   127,100   John Alden Financial
               Corp......................     3,654,125
   900,828   Old Republic International
               Corp......................    19,142,594
   255,500   Providian Corp..............     7,888,563
   700,000   SAFECO Corp.................    36,400,000
   350,000   St. Paul Companies, Inc.....    15,662,500
 1,153,800   The Equitable Companies,
               Inc.......................    20,912,625
   700,000   Travelers Corp..............    22,750,000
 1,461,900   Western National Corp.......    18,821,963
                                           ------------
                                            298,711,082
                                           ------------
             Non - Ferrous Metals--3.0%
   250,000   Alumax Inc.*................  $  7,093,750
   300,000   Aluminum Company of
               America...................    25,987,500
   122,750   AMAX Gold, Inc..............       736,500
 1,293,000   Cyprus Minerals Co..........    33,779,625
                                           ------------
                                             67,597,375
                                           ------------
             Oil & Gas Exploration/Production--7.0%
   300,000   Amerada Hess Corp...........    13,687,500
   200,000   Atlantic Richfield Co.......    20,350,000
 1,100,000   Occidental Petroleum
               Corp......................    21,175,000
 1,500,000   Oryx Energy Co..............    17,812,500
 1,530,130   Societe Nationale Elf
               Aquitaine
               (ADR)(France)*............    53,937,083
   717,640   Total SA, (ADR) (France)*...    21,170,380
   504,400   Union Texas Petroleum
               Holdings, Inc.............    10,466,300
                                           ------------
                                            158,598,763
                                           ------------
             Retail--6.0%
   119,700   Dayton-Hudson Corp..........     8,468,775
 1,100,000   Dillard Department Stores,
               Inc.......................    29,425,000
   700,000   Federated Department Stores,
               Inc.*.....................    13,475,000
 2,000,000   K-Mart Corp.................    26,000,000
   500,000   Petrie Stores Corp..........    11,187,500
 1,391,900   U.S. Shoe Corp..............    26,098,125
 1,100,000   Waban, Inc.*................    19,525,000
                                           ------------
                                            134,179,400
                                           ------------
             Specialty Chemicals--0.9%
   388,200   Eastman Chemical Co.*.......    19,604,100
   100,000   Witco Corp..................     2,462,500
                                           ------------
                                             22,066,600
                                           ------------
             Steel--0.4%
   500,000   Bethlehem Steel Corp.*......     9,000,000
                                           ------------

                                      B-33    See Notes to Financial Statements.

PRUDENTIAL EQUITY FUND, INC.

                                           Value
Shares              Description           (Note 1)
            Telecommunications--3.5%
1,446,500   Sprint Corp.................  $   39,959,563
1,100,000   Telefonica de Espana, S.A.,
              (ADR) (Spain).............      38,637,500
                                          --------------
                                              78,597,063
                                          --------------
            Transportation--1.9%
1,000,000   OMI Corp....................       6,625,000
  550,000   Overseas Shipholding Group,
              Inc.......................      12,650,000
1,200,000   Southern Pacific Rail
              Corp......................      21,750,000
                                          --------------
                                              41,025,000
                                          --------------
            Total common stocks
              (cost $1,820,818,524).....   2,068,316,886
                                          --------------
            Preferred Stocks--1.1%
4,000,000   RJR Nabisco Holdings Corp.
              Conv. Pfd. Stock
              (cost $25,999,617)........      24,000,000
                                          --------------
            Total long-term investments
              (cost $1,846,818,141).....   2,092,316,886

Principal
 Amount
  (000)     SHORT-TERM INVESTMENT--7.1%
---------
            Repurchase Agreement
 $160,417   Joint Repurchase Agreement
              Account, 5.82%, due 1/3/95
            (cost $160,417,000; Note
              5)........................     160,417,000
                                          --------------
            Total Investments--100.1%
            (cost $2,007,235,141; Note
              4)........................   2,252,733,886
            Liabilities in excess of
              other
            assets--(0.1%)..............      (2,582,210)
                                          --------------
            Net Assets--100%............  $2,250,151,676
                                          --------------
                                          --------------

---------------
* Non-income producing security.
ADR--American Depository Receipt.
                                      B-34    See Notes to Financial Statements.

 PRUDENTIAL EQUITY FUND, INC.
 Statement of Assets and Liabilities

Assets                                                                                   December 31, 1994
                                                                                         -----------------
Investments, at value (cost $2,007,235,141)...........................................    $ 2,252,733,886
Cash..................................................................................            389,193
Dividends and interest receivable.....................................................          4,954,478
Receivable for Fund shares sold.......................................................          4,738,239
Receivable for investments sold.......................................................            351,460
Deferred expenses and other assets....................................................             18,574
                                                                                         -----------------
    Total assets......................................................................      2,263,185,830
                                                                                         -----------------
Liabilities
Payable for Fund shares reacquired....................................................          7,690,551
Payable for investments purchased.....................................................          2,191,029
Distribution fee payable..............................................................          1,685,248
Management fee payable................................................................            868,456
Accrued expenses......................................................................            583,373
Deferred Directors' fees..............................................................             15,497
                                                                                         -----------------
    Total liabilities.................................................................         13,034,154
                                                                                         -----------------
Net Assets............................................................................    $ 2,250,151,676
                                                                                         -----------------
                                                                                         -----------------
Net assets were comprised of:
  Common stock, at par................................................................    $     1,699,555
  Paid-in capital in excess of par....................................................      1,945,905,351
                                                                                         -----------------
                                                                                            1,947,604,906
  Undistributed net investment income.................................................         47,689,237
  Accumulated net realized gain on investments........................................          9,358,788
  Net unrealized appreciation on investments..........................................        245,498,745
                                                                                         -----------------
Net assets, December 31, 1994.........................................................    $ 2,250,151,676
                                                                                         -----------------
                                                                                         -----------------
Class A:
  Net asset value and redemption price per share
    ($276,411,893 / 20,881,953 shares of common stock issued and outstanding).........             $13.24
  Maximum sales charge (5.00% of offering price)......................................                .70
                                                                                         -----------------
  Maximum offering price to public....................................................             $13.94
                                                                                         -----------------
                                                                                         -----------------
Class B:
  Net asset value, offering price and redemption price per share
    ($1,970,579,538 / 148,834,923 shares of common stock issued and outstanding)......             $13.24
                                                                                         -----------------
                                                                                         -----------------
Class C:
  Net asset value, offering price and redemption price per share
    ($3,160,245 / 238,684 shares of common stock issued and outstanding)..............             $13.24
                                                                                         -----------------
                                                                                         -----------------

See Notes to Financial Statements.
                                      B-35

 PRUDENTIAL EQUITY FUND, INC.
 Statement of Operations

                                          Year Ended
                                         December 31,
Net Investment Income                        1994
                                       -----------------
Income
  Dividends (net of foreign
    withholding taxes of $808,941)....   $42,973,993
  Interest............................    13,484,768
                                        ------------
    Total income......................    56,458,761
                                        ------------
Expenses
  Distribution fee--Class A...........       636,490
  Distribution fee--Class B...........    19,019,918
  Distribution fee--Class C...........         7,642
  Management fee......................    10,083,085
  Transfer agent's fees and
  expenses............................     3,390,000
  Reports to shareholders.............     1,454,900
  Registration fees...................       330,000
  Custodian's fees and expenses.......       305,000
  Franchise taxes.....................       256,000
  Legal fees..........................       100,000
  Insurance expense...................        59,000
  Directors' fees.....................        45,000
  Audit fee...........................        45,000
  Miscellaneous.......................        43,412
                                        ------------
    Total expenses....................    35,775,447
                                        ------------
Net investment income.................    20,683,314
                                        ------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain on investment
  transactions........................    81,494,071
Net change in unrealized
  appreciation of investments.........   (68,377,840)
                                        ------------
Net gain on investments...............    13,116,231
                                        ------------
Net Increase in Net Assets
Resulting from Operations.............   $33,799,545
                                        ------------
                                        ------------

 PRUDENTIAL EQUITY FUND, INC.
 Statement of Changes in Net Assets

                                   Year Ended
                                  December 31,
                        ---------------------------------
Increase in Net Assets       1994               1993
                        ---------------    --------------
Operations
  Net investment
    income............  $    20,683,314    $   17,238,874
  Net realized gain on
    investments.......       81,494,071       116,747,891
  Net change in
    unrealized
    appreciation of
    investments.......      (68,377,840)      183,732,635
                        ---------------    --------------
  Net increase in net
    assets resulting
    from operations...       33,799,545       317,719,400
                        ---------------    --------------
Net equalization
  debits..............        6,402,186        10,311,865
                        ---------------    --------------
Dividends and distributions
  (Note 1)
  Dividends from net
    investment income
    Class A...........       (4,339,236)       (3,388,881)
    Class B...........      (16,849,152)      (13,831,847)
    Class C...........          (14,701)               --
                        ---------------    --------------
                            (21,203,089)      (17,220,728)
                        ---------------    --------------
  Distributions from
    net realized
    capital gains
    Class A...........      (12,591,770)      (11,075,863)
    Class B...........      (91,043,748)      (85,590,180)
    Class C...........          (95,226)               --
                        ---------------    --------------
                           (103,730,744)      (96,666,043)
                        ---------------    --------------
Fund share transactions (Note 6)
  Proceeds from shares
    sold..............    1,454,763,135     1,246,554,009
  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    distributions.....      117,059,026       107,310,518
  Cost of shares
    reacquired........   (1,264,107,170)     (881,414,705)
                        ---------------    --------------
  Net increase in net
    assets from Fund
    share
    transactions......      307,714,991       472,449,822
                        ---------------    --------------
Total increase........      222,982,889       686,594,316
Net Assets
Beginning of year.....    2,027,168,787     1,340,574,471
                        ---------------    --------------
End of year...........  $ 2,250,151,676    $2,027,168,787
                        ---------------    --------------
                        ---------------    --------------

See Notes to Financial Statements.        See Notes to Financial Statements.

 PRUDENTIAL EQUITY FUND, INC.
 Notes to Financial Statements
   Prudential Equity Fund, Inc. (the ``Fund''), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital by investing primarily in common stocks of major established corporations.

Note 1. Accounting            The following is a summary
Policies                      of significant accounting poli-
                              cies followed by the Fund in the preparation of
its financial statements.
Securities Valuation: Investments, including options, traded on a national securities or commodities exchange and NASDAQ National Market equity securities are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.
   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   All securities are valued as of 4:15 P.M., New York time.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.
   Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: Dividends from net investment income are declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.
   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Equalization: The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.
   Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements            The Fund has a management
                              agreement with Prudential Mutual Fund Management,
Inc. (``PMF''). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
   The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $500 million, .475 of 1% of the next $500 million of average daily net assets and .45 of 1% of the Fund's average daily net assets in excess of $1 billion.
   The Fund has distribution agreements with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acts as the
                                      B-37
distributor of the Class A shares of the Fund, and with Prudential Securities Incorporated (``PSI''), which acts as distributor of the Class B shares of the Fund (collectively the ``Distributors''). To reimburse the Distributors for their expenses incurred in distributing the Fund's Class A and Class B shares, the Fund, pursuant to plans of distribution, pays the Distributors a reimbursement accrued daily and payable monthly.
   On July 19, 1994, shareholders of the Fund approved amendments to the Class A and Class B distribution plans under which the distribution plans became compensation plans, effective August 1, 1994. Prior thereto, the distribution plans were reimbursement plans, under which PMFD and PSI were reimbursed for expenses actually incurred by them up to the amount permitted under the Class A and Class B Plans, respectively. The Fund is not obligated to pay any prior or future excess distribution costs (costs incurred by the Distributors in excess of distribution fees paid by the Fund or contingent deferred sales charges received by the Distributors). The rate of the distribution fees charged to Class A and Class B shares of the Fund did not change under the amended plan of distribution. The Fund began offering Class C shares on August 1, 1994.
   Pursuant to the Class A Plan, the Fund compensates PMFD for its expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Such expenses under the Class A Plan were .25 of 1% of the average daily net assets of the Class A shares for the year ended December 31, 1994.
   Pursuant to the Class B and Class C Plans, the Fund compensates PSI for its distribution-related expenses with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of the Class B and Class C shares, respectively.
   PMFD has advised the Fund that it has received approximately $1,712,900 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1994. From these fees, PMFD paid such sales charges to dealers (PSI and Prusec) which in turn paid commissions to salespersons.
   PSI advised the Fund that for the year ended December 31, 1994, it received approximately $3,369,800 in contingent deferred sales charges imposed upon certain redemptions by investors.
   PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

Note 3. Other                 Prudential Mutual Fund Ser-
Transactions                  vices, Inc. (``PMFS''), a
with Affiliates               wholly-owned subsidiary of
                              PMF, serves as the Fund's transfer agent and
during the year ended December 31, 1994, the Fund incurred fees of approximately $2,755,000 for the services of PMFS. As of December 31, 1994, $238,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
   For the year ended December 31, 1994, PSI earned approximately $102,300 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the year ended
December 31, 1994 aggregated $636,556,787 and $217,257,759, respectively.
   The federal income tax basis of the Fund's investments at December 31, 1994 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $245,498,745 (gross unrealized appreciation--$368,627,573; gross unrealized depreciation--$123,128,828).

Note 5. Joint                 The Fund, along with other
Repurchase                    affiliated registered invest-
Agreement Account             ment companies, transfers
                              uninvested cash balances into a single joint
account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of December 31, 1994, the Fund has a 20.83% undivided interest in the joint account. The undivided interest for the Fund represents $160,417,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
   Goldman Sachs & Co., 5.75%, in the principal amount of $250,000,000, repurchase price $250,159,722, due 1/3/95. The value of the collateral including accrued interest is $255,000,108.
   Lehman Government Securities, Inc., 5.90%, in the principal amount of $70,000,000, repurchase price $70,045,889, due 1/3/95. The value of the collateral including accrued interest is $71,379,084.
   Morgan Stanley & Co., 5.75%, in the principal amount of $250,000,000, repurchase price $250,159,722, due
                                      B-38

1/3/95. The value of the collateral including accrued interest is $255,146,220.
   Smith Barney Inc., 5.95%, in the principal amount of $200,000,000, repurchase price $200,132,222, due 1/3/95. The value of the collateral including accrued interest is $204,036,161.

Note 6. Capital               The Fund offers Class A,
                              Class B and Class C shares. Class A shares are
sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase commencing in February 1995.
   There are 750 million shares of common stock, $.01 par value per share, dividend into three classes, designated Class A, Class B and Class C common stock, each of which consists of 250 million authorized shares.
   Transactions in shares of common stock were as follows:

Class A                             Shares            Amount
-----------------------------  ----------------   ---------------
Year ended December 31, 1994:
Shares sold..................        18,103,878   $   247,518,724
Shares issued in reinvestment
  of dividends and
  distributions                       1,247,329        16,412,624
Shares reacquired............       (15,323,527)     (209,456,746)
                               ----------------   ---------------
Net increase in shares
  outstanding................         4,027,680   $    54,474,602
                               ----------------   ---------------
                               ----------------   ---------------
Year ended December 31, 1993:
Shares sold..................        10,666,901   $   142,866,820
Shares issued in reinvestment
  of dividends and
  distributions..............         1,024,585        13,957,895
Shares reacquired............        (6,172,832)      (83,163,283)
                               ----------------   ---------------
Net increase in shares
  outstanding................         5,518,654   $    73,661,432
                               ----------------   ---------------
                               ----------------   ---------------
Class B                             Shares            Amount
                               ----------------   ---------------
Year ended December 31, 1994:
Shares sold..................        89,556,181   $ 1,203,380,489
Shares issued in reinvestment
  of dividends and
  distributions..............         7,818,109       100,544,482
Shares reacquired............       (78,586,261)   (1,053,979,338)
                               ----------------   ---------------
Net increase in shares
  outstanding................        18,788,029   $   249,945,633
                               ----------------   ---------------
                               ----------------   ---------------
Year ended December 31, 1993:
Shares sold..................        84,220,134   $ 1,103,687,189
Shares issued in reinvestment
  of dividends and
  distributions..............         7,009,195        93,352,623
Shares reacquired............       (60,836,074)     (798,251,422)
                               ----------------   ---------------
Net increase in shares
  outstanding................        30,393,255   $   398,788,390
                               ----------------   ---------------
                               ----------------   ---------------
Class C
-----------------------------
August 1, 1994* through
  December 31, 1994:
Shares sold..................           279,964   $     3,863,922
Shares issued in reinvestment
  of dividends and
  distributions..............             7,877           101,920
Shares reacquired............           (49,158)         (671,086)
                               ----------------   ---------------
Net increase in shares
  outstanding................           238,683   $     3,294,756
                               ----------------   ---------------
                               ----------------   ---------------

---------------
* Commencement of offering of Class C shares.
                                      B-39

 PRUDENTIAL EQUITY FUND, INC.
 Financial Highlights

                                             Class A                                                Class B
                     -------------------------------------------------------    -----------------------------------------------
                                                                January 22,
                                                                   1990D
                             Year Ended December 31,              through                   Year Ended December 31,
PER SHARE OPERATING  ----------------------------------------   December 31,    -----------------------------------------------
  PEFORMANCE:          1994       1993       1992      1991         1990           1994         1993         1992        1991
                     --------   --------   --------   -------   ------------    ----------   ----------   ----------   --------
Net asset value,
  beginning of
  period...........  $  13.80   $  12.07   $  11.39   $  9.84     $  11.25      $    13.80   $    12.08   $    11.40   $   9.85
                     --------   --------   --------   -------   ------------    ----------   ----------   ----------   --------
Income from invest-
  ment operations
Net investment
  income...........       .22        .23        .24       .27          .31             .12          .12          .14        .18
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions.....       .09       2.42       1.30      2.09         (.15)            .09         2.42         1.30       2.09
                     --------   --------   --------   -------   ------------    ----------   ----------   ----------   --------
  Total from
    investment
    operations.....       .31       2.65       1.54      2.36          .16             .21         2.54         1.44       2.27
                     --------   --------   --------   -------   ------------    ----------   ----------   ----------   --------
Less distributions
Dividends from net
  investment
  income...........      (.22)      (.22)      (.23)     (.24)        (.35)           (.12)        (.12)        (.13)      (.15)
Distributions from
  net
  realized capital
  gains............      (.65)      (.70)      (.63)     (.57)       (1.22)           (.65)        (.70)        (.63)      (.57)
                     --------   --------   --------   -------   ------------    ----------   ----------   ----------   --------
  Total
   distributions...      (.87)      (.92)      (.86)     (.81)       (1.57)           (.77)        (.82)        (.76)      (.72)
                     --------   --------   --------   -------   ------------    ----------   ----------   ----------   --------
Net asset value,
  end of period....  $  13.24   $  13.80   $  12.07   $ 11.39     $   9.84      $    13.24   $    13.80   $    12.08   $  11.40
                     --------   --------   --------   -------   ------------    ----------   ----------   ----------   --------
                     --------   --------   --------   -------   ------------    ----------   ----------   ----------   --------
TOTAL RETURN#:.....      2.38%     22.14%     13.65%    24.55%        0.29%           1.60%       21.13%       12.72%     23.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (000).....  $276,412   $232,535   $136,834   $82,845     $ 30,264      $1,970,580   $1,794,634   $1,203,740   $904,382
Average net assets
  (000)............  $254,596   $190,778   $111,489   $57,845     $ 27,371      $1,901,972   $1,522,992   $1,042,028   $757,485
Ratios to average
  net
  assets:##
  Expenses,
    including
    distribution
    fees...........      1.00%       .91%       .94%      .97%        1.01%*          1.75%        1.71%        1.74%      1.77%
  Expenses,
    excluding
    distribution
    fees...........       .75%       .71%       .74%      .77%         .84%*           .75%         .71%         .74%       .77%
  Net investment
    income.........      1.62%      1.71%      1.91%     2.36%        2.86%*           .87%         .91%        1.11%      1.56%
Portfolio
  turnover.........        12%        21%        22%       19%          76%             12%          21%          22%        19%
                                  Class C
                                ------------
                                 August 1,
                                   1994DD
                                  through
PER SHARE OPERATING             December 31,
  PEFORMANCE:          1990         1994
                     --------   ------------
Net asset value,
  beginning of
  period...........  $  11.83      $14.02
                     --------      ------
Income from invest-
  ment operations
Net investment
  income...........       .26         .09
Net realized and
  unrealized gain
  (loss) on
  investment
  transactions.....      (.76)       (.10)
                     --------      ------
  Total from
    investment
    operations.....      (.50)       (.01)
                     --------      ------
Less distributions
Dividends from net
  investment
  income...........      (.26)       (.12)
Distributions from
  net
  realized capital
  gains............     (1.22)       (.65)
                     --------      ------
  Total
   distributions...     (1.48)       (.77)
                     --------      ------
Net asset value,
  end of period....  $   9.85      $13.24
                     --------      ------
                     --------      ------
TOTAL RETURN#:.....     (4.28)%       .01%
RATIOS/SUPPLEMENTAL
Net assets, end of
  period (000).....  $578,213      $3,160
Average net assets
  (000)............  $583,016      $1,847
Ratios to average
  net
  assets:##
  Expenses,
    including
    distribution
    fees...........     1.89%        1.83%*
  Expenses,
    excluding
    distribution
    fees...........      .89%         .83%*
  Net investment
    income.........     2.27%         .90%*
Portfolio
  turnover.........       76%          12%

---------------
   * Annualized.
   D Commencement of offering of Class A shares.
  DD Commencement of offering of Class C shares.
   # Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
  ## Because of the events referred to in DD and the timing of such, the ratios for the Class C shares are not necessarily comparable to that of Class A or B shares and are not necessarily indicative of future ratios.

See Notes to Financial Statements.
                                      B-40

                        REPORT OF INDEPENDENT ACCOUNTANTS
To the Shareholders and Board of Directors of Prudential Equity Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Equity Fund, Inc. (the ``Fund'') at December 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1994 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 21, 1995
                                      B-41

                            Prudential Mutual Funds
                         Supplement dated July 3, 1995

    The following information supplements the prospectuses of each of the Funds listed on the reverse.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

Reduction and Waiver of Initial Sales Charges.

    PruArray Plans. Class A shares may be purchased at NAV by certain retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code of 1986, as amended, (the Code), including pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Code that participate in the Transfer Agent's PruArray Program (a benefit plan record keeping service) (hereafter referred to as a PruArray Plan); provided (i) that the plan has at least $1 million in existing assets or 1,000 eligible employees or participants and (ii) that Prudential Mutual Funds constitute at least one-half of the plan's investment options. The term ``existing assets'' for this purpose includes stock issued by a PruArray Plan sponsor and shares of non-money market Prudential Mutual Funds and shares of certain unaffiliated non-money market mutual funds that participate in the PruArray Program (Participating Funds). ``Existing assets'' also include shares of money market funds acquired by exchange from a Participating Fund. After a PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

    Listed below are the names of the Prudential Mutual Funds and the dates of the prospectuses to which this supplement relates.

          Name of Fund                                        Prospectus Date
Prudential Adjustable Rate Securities Fund, Inc.              June 26, 1995
Prudential Allocation Fund                                    September 29, 1994
Prudential Diversified Bond Fund, Inc.                        January 3, 1995
                                                              (as supplemented June 20, 1995)
Prudential Equity Fund, Inc.                                  February 28, 1995
Prudential Equity Income Fund                                 December 30, 1994
Prudential Global Fund, Inc.                                  January 3, 1995
Prudential Global Genesis Fund, Inc.                          August 1, 1994
Prudential Global Natural Resources Fund, Inc.                August 1, 1994
Prudential GNMA Fund, Inc.                                    March 2, 1995
Prudential Government Income Fund, Inc.                       May 1, 1995
Prudential Growth Opportunity Fund, Inc.                      February 1, 1995
Prudential High Yield Fund, Inc.                              February 28, 1995
Prudential IncomeVertible Fund, Inc.                          March 1, 1995
Prudential Intermediate Global Income Fund, Inc.              March 2, 1995
Prudential Multi-Sector Fund, Inc.                            June 30, 1995
Prudential Pacific Growth Fund, Inc.                          January 3, 1995
Prudential Short-Term Global Income Fund, Inc.
  Global Assets Portfolio                                     January 3, 1995
  Short-Term Global Income Fund                               January 3, 1995
Prudential Structured Maturity Fund, Inc.                     March 1, 1995
Prudential U.S. Government Fund                               January 3, 1995
Prudential Utility Fund, Inc.                                 March 1, 1995
The BlackRock Government Income Trust                         November 1, 1994
                                                              (as supplemented December 30, 1994)
Global Utility Fund, Inc.                                     February 1, 1995
Nicholas-Applegate Fund, Inc.                                 March 6, 1995

MF950C-7

                            Prudential Mutual Funds
                        Supplement dated August 1, 1995

         The following information supplements the Statement of Additional
                 Information of each of the Funds listed below.

MANAGER

    Prudential Mutual Fund Management, Inc. (PMF or the Manager), the Manager of the Fund, is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). PMF has three wholly-owned subsidiaries: Prudential Mutual Fund Distributors, Inc., Prudential Mutual Fund Services, Inc. (PMFS or the Transfer Agent) and Prudential Mutual Fund Investment Management, Inc. PMFS serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

    Prudential is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1994. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs nearly 100,000 persons worldwide, and maintains a sales force of approximately 19,000 agents, 3,400 insurance brokers and 6,000 financial advisors. It insures or provides other financial services to more than 50 million people worldwide. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas.

    Investment advisory services are provided to the Fund by a unit of The Prudential Investment Corporation (PIC or the Subadviser), a subsidiary of Prudential.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

SHAREHOLDER INVESTMENT ACCOUNT

Mutual Fund Programs

    From time to time, the Fund (or a portfolio of the Fund, if applicable) may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter promoted collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of the program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                          Prudential Equity Fund, Inc.

                     Supplement dated September 18, 1995 to
          Statement of Additional Information dated February 28, 1995

PURCHASE AND REDEMPTION OF FUND SHARES

    Reduction and Waiver of Initial Sales Charges--Class A Shares

    Combined Purchase and Cumulative Purchase Privilege. For purposes of the Combined Purchase and Cumulative Purchase Privilege, an eligible group of related Fund investors may include (i) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or (ii) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential Mutual Funds.

MF101C-1

                            Prudential Mutual Funds
                      Supplement dated September 29, 1995

The following information supplements the Statement of Additional Information of each of the Funds listed below.

MANAGER

    Prudential Mutual Fund Management, Inc. (PMF or the Manager) serves as the manager of all of the investment companies that comprise the Prudential Mutual Funds. As of August 31, 1995, assets of the Prudential Mutual Funds were approximately $50 billion. The Prudential Investment Corporation (PIC) serves as the investment adviser for each of the Funds listed below. The unit of PIC which provides investment advisory services to the Funds is known as Prudential Mutual Fund Investment Management.

    Based on data for the year ended December 31, 1994 for the Prudential Mutual Funds, on an average day, there are approximately $80 million in common stock transactions, over $100 million in bond transactions and over $4.1 billion in money market transactions. In 1994, the Prudential Mutual Funds effected more than 57,000 trades in money market securities and held on average $21 billion of money market securities. Based on complex-wide data for the year ended December 31, 1994, on an average day, 7,168 shareholders telephoned Prudential Mutual Fund Services, Inc., the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls and approximately 1.1 million fund transactions.

    PMF is a subsidiary of The Prudential Insurance Company of America (Prudential), one of the largest diversified financial services institutions in the world. For the year ended December 31, 1994, Prudential through its subsidiaries provided financial services to more than 50 million people worldwide --more than one of every five people in the United States. As of December 31, 1994, Prudential through its subsidiaries provided automobile insurance for more than 1.8 million cars and insured more than 1.5 million homes. For the year ended December 31, 1994, The Prudential Bank, a subsidiary of Prudential, served 940,000 customers in 50 states providing credit card services and loans totaling more than $1.2 billion. Assets held by Prudential Securities Incorporated (PSI) for its clients totaled approximately $150 billion at December 31, 1994. During 1994, over 28,000 new customer accounts were opened each month at PSI. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.

                                                                          (over)

    Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information to which this supplement relates.

          Name of Fund                                                                    Statement Date
Prudential Allocation Fund                                                                September 29, 1995
  Strategy Portfolio
  Balanced Portfolio
Prudential California Municipal Fund
  California Income Series                                                                December 30, 1994
  California Series                                                                       December 30, 1994
Prudential Diversified Bond Fund, Inc.                                                    January 3, 1995
Prudential Equity Fund, Inc.                                                              February 28, 1995
Prudential Equity Income Fund                                                             December 30, 1994
Prudential Europe Growth Fund, Inc.                                                       June 30, 1995
Prudential Global Fund, Inc.                                                              January 3, 1995
Prudential Global Genesis Fund, Inc.                                                      July 31, 1995
Prudential Global Natural Resources Fund, Inc.                                            July 31, 1995
Prudential Government Income Fund, Inc.                                                   May 1, 1995
Prudential Government Securities Trust
  Short-Intermediate Term Series                                                          August 1, 1995
Prudential Growth Opportunity Fund, Inc.                                                  February 1, 1995
Prudential High Yield Fund, Inc.                                                          February 28, 1995
Prudential Intermediate Global Income Fund, Inc.                                          March 2, 1995
Prudential Mortgage Income Fund, Inc.                                                     August 25, 1995
Prudential Multi-Sector Fund, Inc.                                                        June 30, 1995
Prudential Municipal Bond Fund                                                            June 30, 1995
  Insured Series
  High Yield Series
  Intermediate Series
Prudential Municipal Series Fund
  Arizona Series                                                                          December 30, 1994
  Florida Series                                                                          December 30, 1994
  Georgia Series                                                                          December 30, 1994
  Hawaii Income Series                                                                    March 30, 1995
  Maryland Series                                                                         December 30, 1994
  Massachusetts Series                                                                    December 30, 1994
  Michigan Series                                                                         December 30, 1994
  Minnesota Series                                                                        December 30, 1994
  New Jersey Series                                                                       December 30, 1994
  New York Series                                                                         December 30, 1994
  North Carolina Series                                                                   December 30, 1994
  Ohio Series                                                                             December 30, 1994
  Pennsylvania Series                                                                     December 30, 1994
Prudential National Municipals Fund, Inc.                                                 February 28, 1995
Prudential Pacific Growth Fund, Inc.                                                      January 3, 1995
Prudential Short Term Global Income Fund, Inc.
  Global Assets Portfolio                                                                 January 3, 1995
  Short-Term Global Income Portfolio                                                      January 3, 1995
Prudential Structured Maturity Fund, Inc.                                                 March 1, 1995
  Income Portfolio
Prudential U. S. Government Fund                                                          January 3, 1995
Prudential Utility Fund, Inc.                                                             March 1, 1995

MF950C-14

APPENDIX--PORTFOLIO MANAGERS

    The following information supplements only the Statement of Additional Information of the captioned Fund.

Prudential Allocation Fund (Conservative Portfolio)
Prudential Multi-Sector Fund, Inc.

    Gregory Goldberg, serves as the portfolio manager of Prudential Multi-Sector Fund, Inc. and Prudential Allocation Fund (Conservative Portfolio). In making equity investments, Mr. Goldberg generally focuses on stocks with a potential for capital appreciation. He utilizes a ``bottom-up'' approach, selecting stocks that, in his opinion, have strong fundamentals regardless of industry performance. He evaluates a company's earnings and balance sheet to find companies that, in his view, are leaders in their fields and have strong growth potential. With respect to fixed-income securities, Mr. Goldberg generally focuses on issues with a potential for total return, selecting securities that, in his opinion, compare favorably in terms of price and yield relative to maturity.

Prudential Equity Fund, Inc.

    Thomas R. Jackson, has served as the portfolio manager of Prudential Equity Fund, Inc. (the Fund) since 1990. He utilizes a ``value'' investing style in managing the Fund. Value investing is a disciplined approach which attempts to identify strong companies selling at a discount from their perceived true worth. Mr. Jackson selects stocks for the Fund's portfolio at prices which in his view are temporarily low relative to the company's earnings, assets, cash flow and dividends. He may invest in out-of-favor companies as long as they meet his strict criteria for value: financial soundness and low price relative to earnings, book value and cash flow.

Prudential Equity Income Fund

    Warren Spitz serves as the portfolio manager of Prudential Equity Income Fund. He utilizes a ``value'' investing style in managing the Fund. Value investing is a disciplined approach which attempts to identify strong companies that are selling at a discount from their perceived true worth. Mr. Spitz seeks to invest in companies that in his view have the potential to produce both above-average earnings and dividend growth over the long term. These types of companies are sometimes referred to as ``high dividend stocks.'' He seeks to invest in securities at prices which in his view are temporarily low relative to the company's earnings, assets, cash flow and dividends.

Prudential Global Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.

    Daniel J. Duane, serves as the portfolio manger of Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Europe Growth Fund, Inc., and Prudential Pacific Growth Fund, Inc. Consistent with the investment objectives and policies of each Fund, Mr. Duane evaluates the economic climate in various countries and focuses on growth-oriented global equity investments. He seeks to identify long-term themes and changing economic conditions that, in his opinion, will lead to earnings growth. His portfolio management style can be referred to as ``bottom up'' in that his primary focus is on individual stocks. He evaluates historical business trends in the United States when looking for long-term investment opportunities abroad (the ``rear view mirror'' analysis). In globally-diversified portfolios, the portfolio manager generally maintains exposure to major world stock markets. Under normal market conditions, the portfolio manager seeks to keep the portfolios fully invested. Mr. Duane consults with a team of regional equity analysts who provide research on existing holdings of each Fund and on potential acquisitions.

Prudential Utility Fund, Inc.

    According to data provided by Lipper Analytical Services, Inc., Prudential Utility Fund, Inc. (the Fund) is among the oldest and largest U.S. mutual funds in the utility category of mutual funds. David Kiefer, CFA, serves as the portfolio manager of the Fund and seeks to invest in a broad range of utilities companies including electric, gas, gas pipeline, telephone communications, water and cable companies from around the world. Historically, the Fund invested in traditional types of utility companies--principally, electric, gas and telephone companies. The portfolio manager seeks to invest in companies that have the potential for above-average earnings and dividend growth over the long term and considers such factors as cash flow in selecting portfolio securities.

APPENDIX--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

Asset Allocation

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

Diversification

    Diversification is a time-honored technique for reducing risk, providing ``balance'' to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

Duration

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

Market Timing

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

Power of Compounding

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

APPENDIX--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

(CHART)

(CHART)

(CHART)

(CHART)

    Listed below are the names of the Prudential Mutual Funds and the dates of the Statements of Additional Information to which this supplement relates.

                    Name of Fund                                       Statement Date
                    Prudential Allocation Fund                         September 29, 1994
                       Strategy Portfolio
                       Conservatively Managed Portfolio
                    Prudential Equity Fund, Inc.                       February 28, 1995
                    Prudential Equity Income Fund                      December 30, 1994
                    Prudential Europe Growth Fund, Inc.                June 30, 1995
                    Prudential Global Fund, Inc.                       January 3, 1995
                    Prudential Growth Opportunity Fund, Inc.           February 1, 1995
                    Prudential Multi-Sector Fund, Inc.                 June 30, 1995
                    Prudential Pacific Growth Fund, Inc.               January 3, 1995
                    Prudential Utility Fund, Inc.                      March 1, 1995

MF 950C-11

                                     PART C
                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(A) FINANCIAL STATEMENTS:

    (1) Financial statements included in the Prospectus constituting Part A of this Registration Statement:
       Financial Highlights

    (2) Financial statements included in the Statement of Additional Information constituting Part B of this Registration Statement:


       Portfolio of Investments at December 31, 1994 and the six months ended June 30, 1995 (unaudited).



       Statement of Assets and Liabilities at December 31, 1994 and June 30, 1995 (unaudited).



       Statement of Operations for the year ended December 31, 1994 and the six months ended June 30, 1995 (unaudited).



       Statement of Changes in Net Assets for the years ended December 31, 1994 and December 31, 1993 and the six months ended June 30, 1995 (unaudited).


       Notes to Financial Statements.

       Financial Highlights.

       Report of Independent Accountants.

(B) EXHIBITS:


    1. Articles of Restatement, incorporated by reference to Exhibit No. 1 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-75128).


    2. By-Laws, incorporated by reference to Exhibit 2(c) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on May 9, 1994 (File No. 2-75128).

    4. (a) Specimen stock certificate for Class B shares issued by the Registrant, incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 2-75128).

       (b) Specimen stock certificate for Class A shares issued by the Registrant, incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 2-75128).

       (c) Instruments Defining Rights of Shareholders, incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 1994 (File No. 2-75128).

    5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 2-75128).

       (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to
       Exhibit 5(b) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 2-75128).

    6. (a) Selected Dealer Agreement, incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 2-75128).


       (b) Distribution Agreement for Class A shares, incorporated by reference to Exhibit No. 6(b) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No 2-75128).

       (c) Distribution Agreement for Class B shares, incorporated by reference to Exhibit No. 6(c) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No 2-75128).



       (d) Distribution Agreement for Class C shares, incorporated by reference to Exhibit No. 6(d) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No 2-75128).



       (e) Form of Distribution Agreement for Class Z shares.*


    8. Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 2-75128).

    9.   Transfer  Agency  and  Service Agreement  between  the  Registrant  and
       Prudential  Mutual  Fund  Services, Inc.,  incorporated  by  reference to
       Exhibit 9(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 2-75128).

    10. Opinion of Sullivan & Cromwell, incorporated by reference to Exhibit 10 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 2-75128).

    11. Consent of Independent Accountants.*

    13. Investment Representation Letter, incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 2-75128).


    15. (a) Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit No. 15(a) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-75128).



       (b) Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No 2-75128).



       (c) Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No 2-75128).


    16. (a) Schedule of Computation of Performance Quotations for Class B Shares, incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 2-75128).

       (b) Schedule of Computation of Performance Quotations for Class A Shares, incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 2-75128).

       (c) Schedule of Calculation of Aggregate Total Return for Class A and Class B shares, incorporated by reference to Exhibit 16(c) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (File No. 2-75128).


    17. Financial Data Schedules.*



    18. Form of Rule 18f-3 Plan.*

------------------------
 *Filed herewith.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    No person is controlled by or under common control with the Registrant.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


    As of October 13, 1995, there were 117,962, 223,652 and 2,265 record holders of Class A, Class B and Class C shares of common stock, $.01 par value per share, issued by the Registrant, respectively.

ITEM 27.  INDEMNIFICATION.

    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibits 6(b),
(c) and (d) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised, that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

    Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Mutual Fund Management, Inc. (PMF) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

(A) PRUDENTIAL MUTUAL FUND MANAGEMENT, INC.

    See "How the Fund is Managed -- Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of the officers of PMF are listed in Schedules A and D of Form ADV of PMF as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104, filed on March 30, 1995).

    The business and other connections of PMF's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is One Seaport Plaza, New York, NY 10292.


NAME AND ADDRESS           POSITION WITH PMF                           PRINCIPAL OCCUPATIONS
-------------------------  ---------------------  ----------------------------------------------------------------
Brendan D. Boyle           Executive Vice         Executive Vice President, Director of Marketing and Director,
                           President, Director      PMF; Senior Vice President, Prudential Securities Incorporated
                           of Marketing and         (Prudential Securities); Chairman and Director, Prudential
                           Director                 Mutual Fund Distributors, Inc. (PMFD)

Stephen P. Fisher          Senior Vice President  Senior Vice President, PMF; Senior Vice President, Prudential
                                                    Securities; Vice President, PMFD

Frank W. Giordano          Executive Vice         Executive Vice President, General Counsel, Secretary and
                           President, General       Director, PMF and PMFD; Senior Vice President, Prudential
                           Counsel, Secretary       Securities; Director, Prudential Mutual Fund Services, Inc.
                           and Director             (PMFS)

Robert F. Gunia            Executive Vice         Executive Vice President, Chief Administrative Officer, Chief
                           President, Chief         Financial Officer, Treasurer and Director, PMF; Senior Vice
                           Financial and            President, Prudential Securities; Executive Vice President,
                           Administrative           Chief Financial Officer, Treasurer and Director, PMFD;
                           Officer, Treasurer       Director, PMFS
                           and Director

Theresa A. Hamacher        Director               Director, PMF; Vice President, The Prudential Insurance Company
                                                    of America (Prudential); Vice President, The Prudential
                                                    Investment Corporation (PIC)

Timothy J. O'Brien         Director               President, Chief Executive Officer, Chief Operating Officer and
                                                    Director, PMFD; Chief Executive Officer and Director, PMFS;
                                                    Director, PMF
Richard A. Redeker         President, Chief       President, Chief Executive Officer and Director, PMF; Executive
                           Executive Officer and    Vice President, Director and Member of Operating Committee,
                           Director                 Prudential Securities; Director, Prudential Securities Group,
                                                    Inc. (PSG); Executive Vice President, PIC; Director, PMFD;
                                                    Director, PMFS
S. Jane Rose               Senior Vice            Senior Vice President, Senior Counsel and Assistant Secretary,
                           President, Senior        PMF; Senior Vice President and Senior Counsel, Prudential
                           Counsel and Assistant    Securities
                           Secretary


(B) THE PRUDENTIAL INVESTMENT CORPORATION (PIC)

    See "How the Fund is Managed -- Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.


NAME AND ADDRESS           POSITION WITH PIC                           PRINCIPAL OCCUPATIONS
-------------------------  ---------------------  ----------------------------------------------------------------
William M. Bethke          Senior Vice President  Senior Vice President, Prudential; Senior Vice President, PIC
Two Gateway Center
Newark, NJ 07102
John D. Brookmeyer, Jr.    Senior Vice President  Senior Vice President, Prudential; Senior Vice President and
51 JFK Parkway             and Director             Director, PIC
Short Hills, NJ 07078

NAME AND ADDRESS           POSITION WITH PIC                           PRINCIPAL OCCUPATIONS
-------------------------  ---------------------  ----------------------------------------------------------------
Barry M. Gillman           Director               Director, PIC
Theresa A. Hamacher        Vice President         Vice President, Prudential; Vice President, PIC; Director, PMF
Harry E. Knapp, Jr.        President, Chairman    President, Chairman of the Board, Director and Chief Executive
                           of the Board,            Officer, PIC; Vice President, Prudential
                           Director and Chief
                           Executive Officer
William P. Link            Senior Vice President  Executive Vice President, Prudential; Senior Vice President, PIC
Four Gateway Center
Newark, NJ 07102
Richard A. Redeker         Executive Vice         President, Chief Executive Officer and Director, PMF; Executive
One Seaport Plaza          President                Vice President, Director and Member of Operating Committee,
New York, NY 10292                                  Prudential Securities; Director, PSG; Executive Vice
                                                    President, PIC; Director, PMFD; Director, PMFS
Eric A. Simonson           Vice President and     Vice President and Director, PIC; Executive Vice President,
                           Director                 Prudential
Claude J. Zinngrabe, Jr.   Executive Vice         Vice President, Prudential; Executive Vice President, PIC
                           President


ITEM 29.  PRINCIPAL UNDERWRITERS.

    (a)(i) Prudential Securities


    Prudential Securities is distributor for Prudential Government Securities Trust (Short-Intermediate Term Series), Prudential Jennison Fund, Inc, and The Target Portfolio Trust, for Class B shares of Prudential Adjustable Rate Securities Fund, Inc. and for Class B and Class C shares of Prudential Allocation Fund, Prudential California Municipal Fund (California Income Series and California Series), Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth Opportunity Fund, Inc., Prudential High Yield
Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (except Connecticut Money Market Series, Massachusetts Money Market Series, New York Money Market Series and New Jersey Money Market Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Short-Term Global Income Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential U.S. Government Fund, Prudential Utility Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund) and The BlackRock Government Income Trust. Prudential Securities is also a depositor for the following unit investment trusts:


                      Corporate Investment Trust Fund
                      Prudential Equity Trust Shares
                      National Equity Trust
                      Prudential Unit Trusts
                      Government Securities Equity Trust
                      National Municipal Trust

    (ii) Prudential Mutual Fund Distributors, Inc.


    Prudential Mutual Fund Distributors, Inc. is distributor for Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential California Municipal Fund (California Money Market Series), Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series), Prudential Institutional Liquidity Portfolio, Inc., Prudential-Bache MoneyMart Assets Inc., Prudential Municipal Series Fund (Connecticut Money Market Series, Massachusetts Money Market Series, New Jersey Money Market Series and New York Money Market Series), Prudential-Bache Special Money Market Fund, Inc. (d/b/a Prudential Special Money Market Fund), Prudential-Bache Tax-Free Money Fund, Inc. (d/b/a Prudential Tax-Free Money Fund), and for Class A shares of Prudential Adjustable Rate Securities Fund, Inc., Prudential Allocation Fund, Prudential

California Municipal Fund (California Income Series and California Series), Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Natural Resources Fund, Inc., Prudential Government Income Fund, Inc., Prudential Growth
Opportunity Fund, Inc., Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund (Arizona Series, Florida Series, Georgia Series, Hawaii Income Series, Maryland Series, Massachusetts Series, Michigan Series, Minnesota Series, New Jersey Series, North Carolina Series, Ohio Series and Pennsylvania Series), Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Short-Term Global Income Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential U.S. Government Fund, Prudential Utility Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund) and The BlackRock Government Income Trust.


    (b)(i)    Information  concerning  officers  and  directors  of   Prudential
Securities Incorporated is set forth below.


                                  POSITIONS AND                                    POSITIONS AND
                                  OFFICES WITH                                     OFFICES WITH
NAME(1)                           UNDERWRITER                                      REGISTRANT
------------------------------    ---------------------------------------------    --------------
Robert Golden.................    Executive Vice President and Director            None
One New York Plaza
New York, NY 10292

Alan D. Hogan.................    Executive Vice President, Chief                  None
                                    Administrative Officer and
                                    Director

George A. Murray..............    Executive Vice President and Director            None

Leland B. Paton...............    Executive Vice President and Director            None
One New York Plaza
New York, NY 10292

Vincent T. Pica, II...........    Executive Vice President and Director            None
One New York Plaza
New York, NY 10292

Richard A. Redeker............    Executive Vice President and Director            President and
                                                                                   Director

Gregory W. Scott..............    Executive Vice President, Chief Financial        None
                                  Officer and Director

Hardwick Simmons..............    Chief Executive Officer, President and           None
                                    Director

Lee B. Spencer, Jr............    Executive Vice President, Secretary, General     None
                                  Counsel and Director

    (ii) Information concerning the officers and directors of Prudential Mutual Fund
Distributors, Inc. is set forth below.

Joanne Accurso-Soto...........    Vice President                                   None

Dennis Annarumma..............    Vice President, Assistant Treasurer and          None
                                  Assistant Comptroller

Phyllis J. Berman.............    Vice President                                   None

Brendan D. Boyle..............    Chairman and Director                            None

Stephen P. Fisher.............    Vice President                                   None

Frank W. Giordano.............    Executive Vice President, General Counsel,       None
                                  Secretary and Director

                                  POSITIONS AND                                    POSITIONS AND
                                  OFFICES WITH                                     OFFICES WITH
NAME(1)                           UNDERWRITER                                      REGISTRANT
------------------------------    ---------------------------------------------    --------------
Robert F. Gunia...............    Executive Vice President, Chief Financial        Vice President
                                  Officer, Treasurer and Director

Timothy J. O'Brien............    President, Chief Executive Officer, Chief        None
                                  Operating Officer and Director

Richard A. Redeker............    Director                                         Director and
                                                                                   President

Andrew J. Varley..............    Vice President                                   None

Anita L. Whelan...............    Vice President and Assistant Secretary           None

------------------------
(1)The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.


    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, One Seaport Plaza, New York, New York 10292, and Prudential Mutual Fund Services, Inc., Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5),
(6), (7), (9), (10) and (11) and 31a-1(f) will be kept at 751 Broad Street, documents required by Rules 31a-1(b)(4) and (11) and 31a-1(d) at One Seaport Plaza and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services, Inc.

ITEM 31.  MANAGEMENT SERVICES.

    Other than as set forth under the captions "How the Fund is Managed -- Manager" and "How the Fund is Managed -- Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32.  UNDERTAKINGS.

    The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York, on the 25th day of October, 1995.


                              PRUDENTIAL EQUITY FUND, INC.

                              /s/ Richard A. Redeker

          ----------------------------------------------------------------------

                              (RICHARD A. REDEKER, PRESIDENT)


    Pursuant   to  the  requirements  of  the   Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                            TITLE                           DATE
-----------------------------------  ------------------------  -----------------
/s/ Richard A. Redeker               President and Director    October 25th,
-----------------------------------                            1995
RICHARD A. REDEKER

/s/ Edward D. Beach                  Director                  October 25th,
-----------------------------------                            1995
EDWARD D. BEACH

/s/ Eugene C. Dorsey                 Director                  October 25th,
-----------------------------------                            1995
EUGENE C. DORSEY

/s/ Delayne D. Gold                  Director                  October 25th,
-----------------------------------                            1995
DELAYNE D. GOLD

/s/ Harry A. Jacobs, Jr.             Director                  October 25th,
-----------------------------------                            1995
HARRY A. JACOBS, JR.

/s/ Thomas T. Mooney                 Director                  October 25th,
-----------------------------------                            1995
THOMAS T. MOONEY

/s/ Thomas H. O'Brien                Director                  October 25th,
-----------------------------------                            1995
THOMAS H. O'BRIEN

/s/ Nancy Hays Teeters               Director                  October 25th,
-----------------------------------                            1995
NANCY HAYS TEETERS

/s/ Eugene S. Stark                  Principal Financial and   October 25th,
-----------------------------------    Accounting Officer      1995
EUGENE S. STARK

                                 EXHIBIT INDEX


    1. Articles of Restatement, incorporated by reference to Exhibit No. 1 to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-75128).


    2. By-Laws, incorporated by reference to Exhibit 2(c) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed via EDGAR on May 9, 1994 (File No. 2-75128).

    4. (a) Specimen stock certificate for Class B shares issued by the Registrant, incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 2-75128).

       (b) Specimen stock certificate for Class A shares issued by the Registrant, incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (File No. 2-75128).

       (c) Instruments Defining Rights of Shareholders, incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed via EDGAR on March 2, 1994 (File No. 2-75128).

    5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc., incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 2-75128).

       (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to
       Exhibit 5(b) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 2-75128).

    6. (a) Selected Dealer Agreement, incorporated by reference to Exhibit 6(b) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 2-75128).


       (b) Distribution Agreement for Class A shares, incorporated by reference to Exhibit No. 6(b) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-75128).



       (c) Distribution Agreement for Class B shares, incorporated by reference to Exhibit No. 6(c) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-75128).



       (d) Distribution Agreement for Class C shares, incorporated by reference to Exhibit No. 6(d) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-75128).



       (e) Form of Distribution Agreement for Class Z shares.*


    8. Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 2-75128).

    9.   Transfer  Agency  and  Service Agreement  between  the  Registrant  and
       Prudential  Mutual  Fund  Services, Inc.,  incorporated  by  reference to
       Exhibit 9(b) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 2-75128).

    10. Opinion of Sullivan & Cromwell, incorporated by reference to Exhibit 10 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 2-75128).

    11. Consent of Independent Accountants.*

    13. Investment Representation Letter, incorporated by reference to Exhibit 13 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 2-75128).


    15. (a) Distribution and Service Plan for Class A shares, incorporated by reference to Exhibit No. 15(a) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-75128).



       (b) Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit No. 15(b) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-75128).



       (c) Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 2-75128).


    16. (a) Schedule of Computation of Performance Quotations for Class B Shares, incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 2-75128).

       (b) Schedule of Computation of Performance Quotations for Class A Shares, incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 2-75128).

       (c) Schedule of Calculation of Aggregate Total Return for Class A and Class B shares, incorporated by reference to Exhibit 16(c) to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A (File No. 2-75128).


    17. Financial Data Schedules.*



    18. Form of Rule 18f-3 Plan.*

------------------------
 *Filed herewith.